UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08846
First Focus Funds, Inc.

(Exact name of registrant as specified in charter)
First National Bank 1620 Dodge Street Omaha, NE 68197

(Address of principal executive offices) (Zip code)
BISYS Funds Services 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 470-8000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2007
Item 1. Reports to Stockholders.

FIRST FOCUS FUNDS

SHORT-INTERMEDIATE BOND FUND

INCOME FUND

NEBRASKA TAX-FREE FUND

BALANCED FUND

CORE EQUITY FUND

GROWTH OPPORTUNITIES FUND

SMALL COMPANY FUND

INTERNATIONAL EQUITY FUND

First Focus Funds

Annual Report
March 31, 2007

Value. Stability. Service.

Notice to Investors
Shares of First Focus Funds are:

• ARE NOT FDIC INSURED • MAY LOSE VALUE • HAVE NO BANK GUARANTEE

First Focus Funds are distributed by BISYS Funds Services LP, which is not affiliated with First National Bank or any of its affiliates.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
March 31, 2007
Dear Shareholder,
Over the last several years, we have looked critically at our fund lineup, and eliminated both our Government Money Market Fund and our Colorado Tax-Free Fund. Although our Money Market Fund was large in comparison to the other Funds in the complex, relative to other Money Market Funds, it was a small player. Similar competitive forces drove us to the decision to close our Colorado Tax-Free Fund in 2006.
Conversely, in 2002, after a global search for a provider, we hired KBC Asset Management, in Dublin, Ireland, to sub-advise the First Focus International Fund. After a bit of a slow start, the Fund has started to attract significant assets, particularly in the last two years. For all of 2006, the International Fund attracted more net inflows than any of the funds in our complex. Given the success in launching our International Fund1, we have tentatively scheduled the launch of a First Focus Large Cap Growth Fund for July of this year, subject to approval of all the appropriate regulatory bodies. Minneapolis based Riverbridge Partners will be sub-advising this Fund. In both situations, we hired outside firms that specialize in the International and Large Growth asset classes to manage the day-to-day investment choices of the Funds. These disciplines fall outside our core competencies, yet we want to offer our First Focus Funds shareholders every opportunity to stay within our fund family should they decide they would like to invest in asset classes that we currently do not provide. We will continue to look opportunistically to add additional assets classes in the future.
Additionally, we have invested heavily in investment staff over the last several years, specifically with the hiring of individuals with significant industry experience. The last four hires we made have been individuals with 11, 14, 19 and 30+ years of portfolio management experience. We currently have 8 holders of the Chartered Financial Analyst (CFA®) designation on staff, the investment management industry’s benchmark for excellence.
On the investment and economic front, inflation continues to be first and foremost on the minds of our policy making friends in the Federal Reserve (the “Fed”). In late summer of 2006, I wrote, “Will the Fed hike rates for an 18th time, or 19th time? No one knows for sure. What is clear is barring any huge up tick in inflation, we are near the end of this multi-year tightening cycle. Will the Fed be able to balance the competing forces of inflation and growth without grinding the economy to a halt?” Fast forward to spring 2007. After going on hold in June of 2006 after 17 rates hikes, taking the fed funds rate from a super stimulative 1.00% to a more reasonable 5.25%, the fed is now on hold. What will be their next move?
Inflation used to be a relatively simple equation for economists to model, at least in theory. To achieve price stability, central banks needed only to expand money supply to match the growth in their national productivity. The beginning of the new millennium has fostered in the age of globalization, and consequently a much more complicated inflation equation. Goods, services, ideas and people move about the globe at an incredible pace, allowing manufacturers to take advantage of the most efficient producers, whether they reside in the U.S., China, India or even some small emerging economy such as Vietnam or Thailand.
The Fed has kept rates unchanged now for approximately three quarters. Inflation, although typically a lagging indicator, remains stubbornly above the Fed’s unofficial target range of 1.5-2%, with the latest reading in March at 2.7%. Conversely, although the latest revision to Gross Domestic Product2 for the full year 2006 came in at a very solid 3.1%, the fourth quarter number, at 2.5%, showed this latest economic expansion, now registering at 5+ years, is becoming vulnerable.
We continue to be committed to offering the best risk-adjusted returns possible for our shareholders by offering a diverse portfolio of funds and a dedicated experienced investment staff. In the future, we will continue to look for ways to broaden the choices available to you. Our goal is to keep you “in the family” for a very long time!
Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com
Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

[1]	International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Short-Intermediate Bond Fund
Investment Concerns
Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Manager Commentary
The First Focus Short-Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between two and five years in the portfolio.1
For the twelve months ended March 31, 2007, the Short-Intermediate Bond Fund returned 5.07% lagging the 5.70% of the Fund’s benchmark, the Lehman Brothers U.S. Government/Credit 1-5 Year Index. Over the past year, the Short-Intermediate Fund benefited from its significant yield advantage over the Lehman Brothers U.S. Government/Credit 1-5 Year Index and from its reduced price sensitivity relative to the index early in the year as rates increased. It lagged the index due to its higher credit quality bias.
The Federal Reserve Board (the “Fed”) was still in a tightening phase at the beginning of the last twelve month period, as it continued to raise rates from 4.75% to 5.25% at its May and June meetings. Treasury interest rates also continued to increase across the curve and peaked in June. As the Fed began to observe signs of a slowdown in the economy, it paused after the June rate hike, believing that a slowing economy would eventually lead to declining inflation as well. Market rates across all but the short end of the curve declined from their June highs, dropping from 5.25% to 4.65% on the ten-year Treasury, and from 5.24% to 4.54% on the five-year Treasury note. Because the core inflation rate has stubbornly remained outside of the Fed’s one- to two-percent target range, interest rates have remained within a 50 basis point (0.50%) range over the last six months. Market participants are waiting to see if the economy continues to slow, and more importantly whether inflation begins to decline as a result. Thus far, inflation continues at levels that have caused the Fed to publicly convey its concern that inflation will fail to moderate as expected. Forecasters therefore remain divided on the next move out of the Fed.
The economic slowdown during the last year is reflected in the drop in Gross Domestic Product (“GDP”)1 from 5.6% in the first quarter of 2006 to well under 3.0% in each of the following three quarters. Some economists are currently forecasting GDP to be less than 2.0% for the first quarter of 2007. One of the main causes of the decline has been the weakness in residential real estate and the associated problems that surfaced in the sub-prime mortgage market. Capital spending was also weaker than expected and contributed to the GDP decline. On the other hand, strength in employment and job creation has allowed consumers to maintain their spending at very healthy levels in spite of the weakness in housing, and deteriorating consumer balance sheets. With the existing inflation pressures, it is unlikely the Fed will begin cutting rates until the employment and consumer spending data begin to weaken.
As of March 31, 2007, the portfolio’s composition (as a percentage of total investments) was 17% U.S. Treasury securities, 24% U.S. Government agency securities, 33% corporate bonds, 15% mortgage-backed securities, 2% asset-backed securities, 6% commercial mortgage-backed securities, and 3% cash equivalents. The overall weighted average credit quality of the portfolio was Aa2 (as rated by Moody’s), while the weighted average maturity was 2.86 years.1
We believe that the most likely scenario over the coming year may be a continuation of the economic slowdown. This could lead to an eventual decline in short- and intermediate-term interest rates as well as a steeper yield curve. We are prepared to adjust the Fund’s duration and curve positioning to benefit from such changes in the macro environment. However, with inflation remaining above 2% and with the recent strength in the labor market, we believe the Fed will remain on hold over the near term. We will therefore maintain our neutral interest rate stance while waiting for additional confirmation of a slowing economy and declining inflation. We are cautious with respect to the corporate credit market and will look for opportunities to selectively reduce our credit exposure and selectively add to collateralized securities when presented with value-enhancing opportunities.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.
The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
Moody’s Investors Service, Inc. is a bond rating organization. It rates the bonds issued by corporations based on the ability of each corporation to repay its debt and also pay the interest on that debt. Moody’s rates bonds from Aaa (highest quality) to C (lowest.)

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Short-Intermediate Bond Fund
Return of a $10,000 investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Excluding Pool of Investments Held as Collateral for Loaned Securities
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Short- Intermediate Bond Fund	5.07%	4.17%	4.69%
Lehman Brothers U.S. Government/Credit 1-5 Year Index	5.70%	4.10%	5.46%

Expense Ratio (Gross/Net)		1.13% / 0.84%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Lehman Brothers U.S. Government/Credit 1-5 year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Income Fund
Investment Concerns
The value of the Fund’s shares depends on the value of the securities it owns. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Manager Commentary
The First Focus Income Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between five and ten years in the portfolio.1
For the twelve months ended March 31, 2007, the Income Fund returned 5.66% lagging the 6.59% return of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index. Over the past year, the Income Fund benefited from its individual security selection in mortgage-backed securities and its yield advantage and reduced price sensitivity relative to the Lehman Bothers U.S. Aggregate Bond Index. The Fund lagged the index due to its exposure to low coupon mortgages and its higher credit quality bias relative to the index.1
The Federal Reserve Board (the “Fed”) was still in a tightening phase at the beginning of the last twelve month period, as it continued to raise rates from 4.75% to 5.25% at its May and June meetings. Treasury interest rates also continued to increase across the curve and peaked in June. As the Fed began to observe signs of a slowdown in the economy, it paused after the June rate hike, believing that a slowing economy would eventually lead to declining inflation as well. Market rates across all but the short end of the curve declined from their June highs, dropping from 5.25% to 4.65% on the ten-year Treasury, and from 5.24% to 4.54% on the five-year Treasury note. Because the core inflation rate has stubbornly remained outside of the Fed’s one- to two-percent target range, interest rates have remained within a 50 basis point (0.50%) range over the last six months. Market participants are waiting to see if the economy continues to slow, and more importantly whether inflation begins to decline as a result. Thus far, inflation continues at levels that have caused the Fed to publicly convey its concern that inflation will fail to moderate as expected. Forecasters therefore remain divided on the next move out of the Fed.
The economic slowdown during the last year is reflected in the drop in Gross Domestic Product (“GDP”)1 from 5.6% in the first quarter of 2006 to well under 3.0% in each of the following three quarters. Some economists are currently forecasting GDP to be less than 2.0% for the first quarter of 2007. One of the main causes of the decline has been the weakness in residential real estate and the associated problems that surfaced in the sub-prime mortgage market. Capital spending was also weaker than expected and contributed to the GDP decline. On the other hand, strength in employment and job creation has allowed consumers to maintain their spending at very healthy levels in spite of the weakness in housing, and deteriorating consumer balance sheets. With the existing inflation pressures, it is unlikely the Fed will begin cutting rates until the employment and consumer spending data begin to weaken.
As of March 31, 2007, the portfolio’s composition was 16% U.S. Treasury securities, 5% U.S. Government agency securities, 26% corporate bonds, 43% mortgage-backed securities, 2% asset-backed securities, 7% commercial mortgage-backed securities, and 1% cash equivalents. The overall weighted average credit quality of the portfolio was Aa1 (as rated by Moody’s), while the weighted average maturity was 6.71 years.1
We believe that the most likely scenario over the coming year may be a continuation of the economic slowdown. This could lead to an eventual decline in short- and intermediate-term interest rates as well as a steeper yield curve. We are prepared to adjust the Fund’s duration and curve positioning to benefit from such changes in the macro environment. However, with inflation remaining above 2% and with the recent strength in the labor market, we believe the Fed will remain on hold over the near term. We will therefore maintain our neutral interest rate stance while waiting for additional confirmation of a slowing economy and declining inflation. We are cautious with respect to the corporate credit market and will look for opportunities to selectively reduce our credit exposure and selectively add to collateralized securities when presented with value-enhancing opportunities.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.
The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
Moody’s Investors Service, Inc. is a bond rating organization. It rates the bonds issued by corporations based on the ability of each corporation to repay its debt and also pay the interest on that debt. Moody’s rates bonds from Aaa (highest quality) to C (lowest.)

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Income Fund
Return of a $10,000 investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Income Fund	5.66%	4.37%	5.23%
Lehman Brothers U.S. Aggregate Bond Index	6.59%	5.35%	6.46%

Expense Ratio (Gross/Net)		1.24% / 1.02%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser’s similarly managed collective investment fund, adjusted to reflect the Fund’s fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index was introduced in 1972 and it combines the Lehman U.S. Government/Credit Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Nebraska Tax-Free Fund
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Nebraska municipal securities.
Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions. Non-residents are subject to state taxation.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Manager Commentary
The First Focus Nebraska Tax-Free Fund invests at least 80% of its total assets in investment grade municipal securities which generate income exempt from both Federal and Nebraska state income taxes. We expect to maintain a weighted average maturity between three and fifteen years in the portfolio.1
For the twelve month period ended March 31, 2007, the Nebraska Tax-Free Fund returned 3.60% which lagged the 5.43% return of the Funds benchmark, the Lehman Brothers Municipal Bond Index. Over the past year, the Fund trailed its index in performance due to two primary factors. First, the Fund earned lower interest income relative to the index over the past year. Nebraska bonds typically carry lower yields than other state paper due to tax differences, and the Fund typically invests in bonds with lower call risk. The second reason for the underperformance is due to duration. The Fund had a lower duration (interest sensitivity) exposure relative to the benchmark which hampered performance as yields fell over the past year.1
The Federal Reserve Board (the “Fed”) was still in a tightening phase at the beginning of the last twelve month period, as it continued to raise rates from 4.75% to 5.25% at its May and June meetings. Treasury interest rates also continued to increase across the curve and peaked in June. As the Fed began to observe signs of a slowdown in the economy, it paused after the June rate hike, believing that a slowing economy would eventually lead to declining inflation as well.
Market rates across all but the short end of the curve declined from their June highs, dropping from 5.25% to 4.65% on the ten-year Treasury, and from 5.24% to 4.54% on the five-year Treasury note. Because the core inflation rate has stubbornly remained outside of the Fed’s one- to two-percent target range, interest rates have remained within a 50 basis point (0.50%) range over the last six months. Market participants are waiting to see if the economy continues to slow, and more importantly whether inflation begins to decline as a result. Thus far, inflation continues to print at levels that have caused the Fed to publicly convey its concern that inflation will fail to moderate as expected. Forecasters therefore remain divided on the next move out of the Fed.
The economic slowdown during the last year is reflected in the drop in Gross Domestic Product (“GDP”)1 from 5.6% in the first quarter of 2006 to well under 3.0% in each of the following three quarters. Some economists are currently forecasting GDP to be less than 2.0% for the first quarter of 2007. One of the main causes of the decline has been the weakness in residential real estate and the associated problems that surfaced in the sub-prime mortgage market. Capital spending was also weaker than expected and contributed to the GDP decline. On the other hand, strength in employment and job creation has allowed consumers to maintain their spending at very healthy levels in spite of the weakness in housing, and deteriorating consumer balance sheets. With the existing inflation pressures, it is unlikely the Fed will begin cutting rates until the employment and consumer spending data begin to weaken.
As of March 31, 2007, the portfolio composition (as a percentage of total investments) was 98.9% invested in Nebraska municipal securities and the balance of the portfolio was cash and cash equivalents. The overall weighted average credit quality of the portfolio was A1 (as rated by Moody’s), while the weighted average maturity was 4.45 years.1
We will continue to manage the Fund with a focus on stable tax-free income generation. In an effort to minimize turnover and taxable events, we expect to manage the portfolio in a more passive, ladder-type fashion, re-investing maturities and they come due. As opportunities arise, we may add positions in high-quality but non-rated, well-structured deals to improve the Fund’s yield characteristics.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.
The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
Moody’s Investors Service, Inc. is a bond rating organization. It rates the bonds issued by corporations based on the ability of each corporation to repay its debt and also pay the interest on that debt. Moody’s rates bonds from Aaa (highest quality) to C (lowest.)

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Nebraska Tax-Free Fund
Return of a $10,000 investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Nebraska Tax-Free Fund	3.60%	3.87%	4.20%
Lehman Brothers Municipal Bond Index	5.43%	5.50%	5.87%

Expense Ratio (Gross/Net)		1.30% / 0.96%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www. firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	For periods prior to March 9, 2001, when the Fund became a mutual fund, the performance quoted reflects performance of the adviser’s similarly managed collective investment fund, adjusted to reflect the Fund’s fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Lehman Brothers Municipal Bond Index is an unmanaged broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt securities, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds. Securities are selected from issues larger than $50 million dated since January 1984.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Balanced Fund
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Income Fund and less risk and return potential than the First Focus Core Equity Fund.
Manager Commentary
Economic Growth during the past year downshifted to below its long-term potential. Until recently Corporate profit growth remained strong, and the U.S. stock market had a pretty good year. The S&P 500 Index generated a 11.82% total return and The Dow Jones Industrial Average1 advanced by 13.83%. Meanwhile, in the fixed income markets, the Lehman Brothers U.S. Government/ Credit Bond Index had a 6.38% return for the year. The Blended Index advanced 9.68% for the period. The First Focus Balanced Fund had a tough year trailing well behind the market averages at a total return of 4.83%.
During the first several months of this fiscal year the Fund’s positions in homebuilding companies subtracted from performance as the homebuilding boom in the U.S. began to lose steam. High-end homebuilders such as Toll Brothers, as well as lower-end builders like Hovnanian all suffered. As the year progressed retailers Guess, Coach and Joseph A. Bank all contributed strongly to positive results. Manufacturers PACCAR, CommScope and Anixter were strong performers, as were technology companies Cognizant Technologies, Stryker and Factset Research. Stocks that hurt performance during the year included Getty Images, Joy Global, Thor Industries and Corporate Executive Board.1
In addition to the higher exposures of homebuilders in the portfolio, mid-capitalization stocks concentrated in the portfolio generally underperformed their larger capitalization peers during the fiscal year, explaining a significant degree of the divergence from strong S&P 500 returns. In fact, returns in the portfolio were roughly on par with mid cap growth indexes the portfolio more closely tracks. U.S. economic growth downshifted during the past twelve months, and while corporate earnings remained strong through calendar year 2006, profits have become much more anemic in 2007. Typically, in such a slower growth environment, large companies tend to outperform smaller companies.1
The Fund managers believe the weak U.S. economic and corporate profits growth increase the risk for stocks. The Fund therefore has been positioned somewhat more defensively, with higher levels of cash, and a reduced exposure to economically sensitive sectors.1
The Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund’s exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.1
We continue to focus on reasonably valued companies with superior growth characteristics. We will attempt to position the Fund to participate in the long-term increase in intrinsic value of these growing companies.1
Within the bond portion of the Fund, the Fund manager continues to focus on U.S. Treasury and Federal Agency Notes and Bonds with shorter maturities. In our opinion, the incremental spread in corporate bonds is inadequate to compensate for the additional credit risk. As a result of the inversion of the yield curve, we emphasized shorter maturities, which in the current interest environment provide much better returns relative to the level of interest rate risk taken.1

/s/ David Jordan David Jordan
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.
The Dow Jones Industrial Average is an index of 30 large United States industrial corporations listed on the NYSE that are representative of the market as a whole.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Balanced Fund
Return of a $10,000 Investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Balanced Fund	4.83%	8.95%	6.69%
Lehman Brothers U.S. Government/Credit Bond Index	6.38%	5.57%	6.51%
S&P 500 Index	11.82%	6.26%	8.20%
Blended Index	9.68%	6.24%	7.87%

Expense Ratio (Gross/Net)		1.50% / 1.35%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Lehman Brothers U.S. Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Index is an unmanaged index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Combined S&P 500 Index and Lehman Brothers U.S. Government/Credit Index (the “Blended Index”) is comprised of a blend of the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Index. The Blended Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Blended Index is detailed in the chart above. Sixty percent of the Blended Index is comprised of the S&P 500 Index and forty percent of the Blended Index is comprised of the Lehman Brother U.S. Government/Credit Index.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Core Equity Fund
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
For the twelve month period ended March 31, 2007, the First Focus Core Equity Fund had a total return of 13.09% versus a total return of 11.82% for the S&P 500 Index and 16.83% for the Russell 1000® Value Index. This marks the fourth consecutive year of double digit returns for the Fund.
While the Fund performed better than the S&P 500 Index for the period, it lagged behind the Russell 1000® Value Index. This was primarily due to the higher weighting in the Russell 1000® Value Index in the stronger performing Utilities and Energy sectors and a lower weighting in the poorer performing Information Technology, Health Care and Industrials sectors.
The best performing sectors during the past twelve months were the Telecommunications and Utilities sectors. AT&T led the Telecommunications sector with a 52% total return as investors anticipated synergies and expense rationalizations related to the acquisition of BellSouth. The Utilities sector was led by Xcel Energy, which rebounded 28% last year due to a stronger than expected increase in earnings.1
Energy and Consumer Staples sectors also performed well. The Energy sector was led by a strong 32% return from Chevron Corp, and a 26% return from Exxon Mobil Corp. Molson Coors Brewing, HJ Heinz and Kimberly Clark led the Consumer Staples sectors with returns of 44%, 29% and 22%, respectively.1
Stocks in the Consumer Discretionary and Financial sectors performed in line with the S&P 500 Index. Standouts in our portfolio included Comcast Corp, which had a total return of 28%, Newell Rubbermaid, up 27% and Omnicom Group, up 24%.1
The Health Care, Industrials and Information Technology sectors had the lowest total returns in the overall market. However, Health Care was a standout sector in our portfolio, led by Abbott Laboratories and Medimmune, which had total returns of 34% and 40%, respectively. Significant contributors in Technology were Cisco Systems with a 26% return and Hewlett Packard with a 22% return.1
Our worst performing company was Dell, which we sold after it lost 13% in market value during the year. We sold Dell due to our concern that their cost and distribution advantages over Hewlett-Packard and the Asian manufacturers had been significantly eroded.1
During the year, we initiated new positions in several companies: General Electric, Comcast Corp, Staples, Cardinal Health, Medimmune, Aflac, Capital One Financial Corp, and Merrill Lynch. During the twelve month period, we purchased and subsequently sold, a position in Intel Corp. We originally believed that Intel’s new chip product line would enable it to regain market share from its primary competitor, Advanced Micro Devices (AMD). While we were correct in predicting market share gains for Intel, we didn’t anticipate that softer market conditions and competitive pricing would limit Intel’s profit improvement. With AMD planning to launch their new product line in 2007, we were concerned that Intel could lose its marketing advantage and we decided to sell the holding.1
General Electric is a leading producer of aircraft engines, power generators, locomotives and other industrial and infrastructure products, and has major financial services and broadcasting operations. Comcast Corp is the largest company in North America providing cable, telephone and internet services. Staples is a leading North American retailer of office supplies. Cardinal Health is a major distributor of pharmaceuticals and health care equipment and services in the U.S. Medimmune is a leading Biotechnology company focusing on therapies for infectious disease, cancer and inflammatory disease. Aflac is a major life and health insurance company with significant operations in North America and Japan. Capital One Financial is a leading issuer of credit cards that has expanded into commercial banking. Merrill Lynch is one of the largest providers of investment services in the world. Each of these companies share the common characteristics of being leading companies in their industries, having strong management teams, and being priced at the time of purchase at a material discount to our estimates of their intrinsic values.1
In addition to the elimination of Intel, during the last twelve months we sold our positions in Union Pacific Corp, H&R Block, Mattel, Molson Coors Brewing, Bristol Myers Squibb, Zimmer Holdings, Equity Residential REIT, Fannie Mae, Fifth Third Bancorp, Safeco Corp, Dell, NCR Corp, Vishay Intertechnology and Xcel Energy. Most of these companies were sold because they had reached our full value target prices and, in our opinion, no longer offered the potential for above-market returns. The exceptions to this statement included Intel and Dell, which we already addressed, and Fannie Mae, Fifth Third Bancorp and H&R Block. In our opinion, the risk of deteriorating fundamentals in these companies provided an unattractive risk-to-reward ratio over the next one-to-three years.1
As of March 31, 2007, 95.9% of the portfolio (as a percentage of total investments) was invested in equities with the balance in cash or cash equivalents. The portfolio held 46 different companies and it continues to be well diversified across all economic sectors. We believe the portfolio includes many of the leading U.S.-based companies that are best positioned to benefit from several key current worldwide socio-economic trends: the globalization of trade, the investment in infrastructure by developing countries, the increasing worldwide demand for energy and raw materials, the aging population of the U.S. and other developed countries, and the rapidly expanding consumer markets in emerging economies.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Core Equity Fund
Return of a $10,000 Investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Core Equity Fund	13.09%	7.08%	5.63%
S&P 500 Index	11.82%	6.26%	8.20%
Russell 1000® Value Index	16.83%	10.25%	10.85%

Expense Ratio (Gross/Net)		1.35% / 1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www. firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell 1000® Value Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Growth Opportunities Fund
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
The year just past witnessed a return of volatility to the U.S. stock market. After several years of fairly consistent positive returns, and relatively small moves in either direction over the short-term, the past twelve months started out with a nearly 10% correction, followed by a six-month rally, interrupted during the last five weeks of the year by another sharp correction. While returns for your First Focus Growth Opportunities Fund were not as strong as the previous three years the Fund did have a positive results, returning 5.31% for the twelve month period ended March 31, 2007. The Russell Midcap® Growth Index, the S&P 500 Index and the S&P MidCap 400 Index returned 6.90%, 11.82% and 8.44%, respectively for the period.1
During the first several months of this fiscal year the Fund’s positions in homebuilding companies subtracted from performance as the homebuilding boom in the U.S. began to lose steam. High-end homebuilders such as Toll Brothers, as well as lower-end builders like Hovnanian all suffered. As the year progressed retailers Guess, Coach and Joseph A. Bank all contributed strongly to positive results. Manufacturers PACCAR, CommScope and Anixter were strong performers, as were technology companies Cognizant Technologies, Stryker and Factset Research. Stocks that hurt performance during the year included Getty Images, Joy Global, Thor Industries and Corporate Executive Board.1
U.S. economic growth downshifted during the past twelve months, and while corporate earnings remained strong through calendar year 2006, profits have become much more anemic in 2007.
The Portfolio Managers believe the weak U.S. economic and corporate profits growth increases the risk for stocks. The Fund therefore has been positioned somewhat more defensively, with higher levels of cash, and a reduced exposure to economically sensitive sectors.1
The Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund’s exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.1
We continue to focus on reasonably valued companies which we believe show superior growth characteristics. We will attempt to position the Fund to participate in the long-term increase in intrinsic value of these growing companies.

/s/ David Jordan David Jordan
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Growth Opportunities Fund
Return of a $10,000 Investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year
First Focus Growth Opportunities Fund	5.31%	9.40%	10.13%
Russell Midcap® Growth Index	6.90%	9.45%	9.44%
S&P 500 Index	11.82%	6.26%	8.20%
S&P MidCap 400 Index	8.44%	10.70%	14.29%

Expense Ratio (Gross/Net)		1.39% / 1.24%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www. firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Performance data prior to April 1, 1998 includes the performance of the Fund’s predecessor common trust fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell Midcap® Growth Index measures the performance of the midcap securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

The Fund’s primary index is the Russell Midcap Growth index, however to provide a broader market comparative we have also listed additional indices.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Small Company Fund
Investment Concerns
Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
For the twelve month period ended March 31, 2007 the First Focus Small Company Fund returned 9.56%, versus a 5.91% return for the Russell 2000® Index and a return of 10.38% for the Russell 2000® Value Index. High returns were generated in the Health Care, Utility, Basic Material, Consumer Staple, Technology and Industrial sectors. Sectors generating weaker performance included Financials, Energy, and Consumer Discretionary.1
The portfolio continues to be overweighted in the Industrial sector, which favorably impacted performance during the year. However, we have gradually reduced our weighting in this area over the past year, as we have become more cautious in our outlook for the U.S. economy. The portfolio’s most notable underweighting occurs in the Consumer Discretionary sector, due to our skepticism regarding the ability of the U.S. consumer to maintain their spending patterns of the past several years.1
On March 31, 2007 the portfolio held shares of 68 companies diversified across the major sectors of the market. Sixteen new companies were introduced into the First Focus Small Company Fund in the past twelve months and twenty-one positions were eliminated from the portfolio. While the number of eliminations exceeded the number of additions, the portfolio remained 93.57% invested in equities, indicating a slightly larger average position size for the new holdings.1
Many of the additions were made in the Consumer Discretionary area. In mid-2006, the combination of high energy prices, rising interest rates, and a weak housing market resulted in a significant pullback for consumer-dependent stocks. We identified opportunities to initiate positions in outdoor-apparel manufacturer Columbia Sportswear, retailers Tractor Supply Company and Hot Topic, and water-resource consultant Tetra Tech. More recently, we purchased Bright Horizons Family Solutions, a provider of workplace-based child care and educational services. Other significant additions over the past twelve months include Westar Energy (a Kansas-based electric utility), Micros Systems (a provider of information systems for the hotel and restaurant industries), and Microsemi (a manufacturer of integrated circuits and semiconductors).1
Despite a multi-year rally in the asset class, small company stocks continue to perform well. As a result of this strong performance, small capitalization stocks now trade at a premium to larger cap names. As measured by the Russell 2000® Index, small companies trade at an average of 20.5 times earnings, versus the large cap Russell 1000® Index1 price/earnings (“P/E”) ratio1 of 16.6. To some degree, this premium is warranted; small companies generally exhibit superior earnings growth. That may continue to be the case today. The Institutional Brokers’ Estimate System forecasted a 14.8% long-term earnings growth rate for the Russell 2000® versus 11.8% for the Russell 1000®.
Should economic growth falter, small cap earnings growth expectations would probably drop more dramatically than those in the large cap arena. However, based upon our portfolio’s average P/E of 18.6 and our emphasis on quality companies, we believe our portfolio is positioned to perform well in that environment. We have become somewhat more defensive in our economic outlook, yet we still believe there are opportunities to profit in the small cap asset class. Ample liquidity in the financial markets has increased corporate buyout activity, and small company stocks are likely to continue to benefit from that trend. In addition, regardless of overall price levels and the near-term economic outlook, we believe there are always unrecognized values available in the marketplace. With our commitment to thorough research, we believe we can continue to identify attractive investment opportunities for our shareholders.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.
The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus Small Company Fund
Return of a $10,000 investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% BASED ON FAIR VALUE (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

	1 Year	5 Year	10 Year

First Focus
Small Company Fund	9.56%	9.59%	10.03%

Russell 2000® Index	5.91%	10.95%	10.23%

Russell 2000® Value Index	10.38%	13.61%	13.46%

Expense Ratio (Gross/Net)		1.51% / 1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www. firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1997. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus International Equity Fund
Investment Concerns
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
For the year ended March 31, 2007, the First Focus International Equity Fund posted a return of 18.70% in a continuation of the strong run in Europe Australasia and Far East (EAFE) markets over recent years. This resulted in an under performance against the Fund’s benchmark index, the MSCI EAFE Index, which returned 20.69% over the same period.1
Global ex-US equity markets performed strongly during this twelve month period, although as is inevitable within equities, the period did not escape a certain amount of volatility. The most significant of these came towards the start and the end of the period. In May 2006 equity markets fell sharply as concerns grew over inflationary concerns and the impact of the higher interest rate environment, whilst at the end of February 2007 the sell off was triggered by a dramatic sell off in domestic Chinese shares, coinciding with worries over the U.S. sub-prime mortgage market. Despite this volatility equity markets performed strongly over the twelve months with the positive fundamental economic back drop to the global economy providing the foundations for equity returns. In addition, at a micro level we continued to see positive earnings momentum as well as earnings upgrades, corporate balance sheets in extremely healthy positions, and increased merger & acquisitions activity.
The strongest performing EAFE market over the period was Pacific Basin ex Japan, with a return of over 34%. This area continues to be the main growth area within the EAFE countries, led predominantly by China. Together with this stronger growth equity valuations were also more attractive in this region and this was therefore our largest overweight position for the Fund during the twelve months. In contrast, Japanese equities were the weakest EAFE market, with a return of just 3%. The economy is continuing to perform at a reasonable pace, but with the weakness of the currency and the high equity valuations the returns from the market were extremely moderate on a relative basis. This region was our largest underweight position during the twelve months. Elsewhere, the UK and European equity markets produced returns in and around 25%. The Fund is largely neutral against the benchmark in these regions and this would therefore not have significantly impacted the relative performance of the Fund.1
Although our regional asset allocation decisions impacted the Fund’s performance positively (i.e. overweight Pacific Basin ex Japan & underweight Japan) against the MSCI EAFE index, our sector bias within the Fund negatively impacted this relative performance. Against the back drop of strong macro & micro fundamentals, the Fund was positioned with a bias towards more economically sensitive areas (e.g. Industrials & Financials). Whilst these sectors performed strongly, the Fund’s underweight position in Utility (up over 40%) and Consumer Staple (up over 33%) stocks hurt relative performance. These sectors were the main benefactors of merger & acquisition activity during the period, whilst also benefiting from a flight-to-defence during periods of volatility.1
1 Disclosures
Portfolio composition is as of March 31, 2007 and is subject to change.

ANNUAL REPORT 2007 FIRST FOCUS FUNDSSM
First Focus International Equity Fund
Return of a $10,000 investment as of March 31, 2007
Portfolio Composition as of March 31, 2007
% BASED ON FAIR VALUE (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2007*

		Since
	1 Year	Inception†

First Focus International Equity Fund	18.70%	14.30%

Morgan Stanley Capital International EAFE Index (MSCI EAFE)	20.69%	16.32%

Expense Ratio (Gross/Net)	1.76% / 1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www. firstfocusfunds.com.
Investment performance reflects voluntary fee waivers in effect from August 1, 2006, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(†)	Commencement date is May 30, 2002.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Short-Intermediate Bond Fund

Principal	Security
Amount	Description	Value
Asset-Backed Securities (1.9%):
$900,000	Canal Pointe I LLC, 10.88%, 1/25/14 (a)(b)	$900,000

Total Asset-Backed Securities (Cost $900,000)		900,000

Corporate Bonds (32.2%):
	Banks (5.4%):
890,000	Bank of New York Co., Inc., 6.375%, 4/1/12	936,642
935,000	Bank One Corp., 10.00%, 8/15/10	1,061,885
550,000	USB Capital IX, 6.19%, 4/15/49	563,940

		2,562,467

	Computer Services (6.0%):
825,000	Cisco Systems, Inc., 5.25%, 2/22/11	829,030
824,000	Dell Computer, Inc., 6.55%, 4/15/08	835,006
1,175,000	Hewlett-Packard Co., 5.50%, 7/1/07	1,174,897

		2,838,933

	Financial Services (11.0%):
810,000	AMBAC Financial Group, Inc., 9.375%, 8/1/11	935,735
890,000	Block Financial Corp., 8.50%, 4/15/07	890,732
825,000	Countrywide Home Loan, 5.625%, 7/15/09	828,631
710,000	General Electric Capital Corp., 5.875%, 2/15/12 (L)	733,031
850,000	Goldman Sachs Group, Inc., 6.875%, 1/15/11	898,627
900,000	Household Finance Corp., 4.75%, 7/15/13 (L)	869,364

		5,156,120

	Industrial (3.8%):
875,000	Praxair, Inc., 6.50%, 3/1/08	884,441
905,000	Rockwell International Corp., 6.15%, 1/15/08	911,376

		1,795,817

	Oil & Gas Exploration Services (3.8%):
815,000	Marathon Oil Corp., 9.375%, 2/15/12	957,575
825,000	Phillips Petroleum Co., 6.375%, 3/30/09	847,161

		1,804,736

	Telecom Services (2.2%):
1,050,000	Southwestern Bell Telephone Co., 6.625%, 7/15/07	1,052,979

Total Corporate Bonds (Cost $15,179,153)		15,211,052

Mortgage-Backed Securities (20.8%):
	Commercial Mortgage Backed Securities (6.2%):
890,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	901,504
1,100,000	Commercial Mortgage Acceptance Corp., 6.04%, 9/15/30	1,105,639
915,000	Morgan Stanley Capital, 5.914%, 8/12/41 (a)	937,977

		2,945,120

	Fannie Mae (4.8%):
2,345,000	4.00%, 3/25/15	2,291,037

	Freddie Mac (9.8%):
2,306,745	4.50%, 1/15/17	2,239,332
2,420,000	4.50%, 12/15/17	2,372,933

		4,612,265

Total Mortgage-Backed Securities (Cost $9,703,853)		9,848,422

U.S. Government Agency Obligations (23.6%):
	Fannie Mae (7.9%):
1,900,000	4.30%, 5/5/08	1,885,530
1,850,000	4.50%, 8/4/08 (L)	1,839,183

		3,724,713

	Federal Home Loan Bank (8.9%):
1,950,000	4.25%, 3/24/08	1,934,936
2,375,000	4.00%, 3/24/11	2,299,097

		4,234,033

	Freddie Mac (6.8%):
1,765,000	6.625%, 9/15/09	1,836,485
1,295,000	6.875%, 9/15/10 (L)	1,379,132

		3,215,617

Total U.S. Government Agency Obligations (Cost $11,225,972)		11,174,363

U.S. Treasury Obligations (17.3%):
	U.S. Treasury Notes (17.3%):
630,000	4.00%, 8/31/07	627,391
500,000	4.375%, 11/15/08 (L)	497,383
2,050,000	4.00%, 4/15/10 (L)	2,018,610
2,950,000	4.50%, 11/15/10 (L)	2,947,697
2,075,000	4.50%, 9/30/11 (L)	2,071,595

Total U.S. Treasury Obligations (Cost $8,146,042)		8,162,676

Schedule of Portfolio Investments
March 31, 2007
Short-Intermediate Bond Fund (concluded)

	Security
Shares	Description	Value
Investment Companies (3.4%):
1,629,087	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	$1,629,087

Total Investment Companies (Cost $1,629,087)		1,629,087

Pool of Investments Held as Collateral for Loaned Securities (25.0%):
11,818,744	Securities Lending Quality Trust	11,818,744

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $11,818,744)		11,818,744

Total Investments (Cost $58,602,851) — 124.2%		58,744,344
Liabilities in excess of other assets — (24.2)%		(11,438,387)

NET ASSETS — 100.0%		$47,305,957

(a)	Variable rate securities. The rate reflected is the rate in effect at March 31, 2007.

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed illiquid by the Investment Advisor based on procedures approved by the Board of Directors.

(L)	All or a portion of security is on loan as of March 31, 2007.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Income Fund

Principal	Security
Amount	Description	Value
Asset-Backed Securities (2.3%):
$600,000	Canal Pointe I LLC, 10.88%, 1/25/14 (a)(b)	$600,000
920,000	Preferred Term Securities XXI Ltd., 5.71%, 3/22/38	921,104

Total Asset-Backed Securities (Cost $1,523,385)		1,521,104

Corporate Bonds (25.6%):
	Banks (5.0%):
650,000	Bank of America Corp., 3.25%, 8/15/08	634,385
595,000	Citigroup, Inc., 3.50%, 2/1/08	586,862
685,000	J.P. Morgan Chase & Co., 5.15%, 10/1/15	669,811
610,000	Southtrust Bank, 6.125%, 1/9/28	631,193
675,000	USB Capital IX, 6.19%, 4/15/49	692,108

		3,214,359

	Brewery (1.0%):
645,000	Anheuser-Busch Cos., Inc., 7.125%, 7/1/17	666,393

	Computer Services (3.0%):
660,000	Cisco Systems, Inc., 5.50%, 2/22/16	664,566
640,000	Dell Computer, Inc., 6.55%, 4/15/08	648,548
625,000	Hewlett-Packard Co., 6.50%, 7/1/12	664,742

		1,977,856

	Financial Services (8.1%):
605,000	American Express Co., 6.80%, 9/1/66	644,291
665,000	Block Financial Corp., 8.50%, 4/15/07	665,547
700,000	CIT Group, Inc., 4.00%, 5/8/08 (L)	690,791
635,000	Countrywide Financial, 4.25%, 12/19/07	629,442
690,000	General Electric Capital Corp., 4.875%, 3/4/15 (L)	670,930
650,000	Goldman Sachs Group, Inc., 6.125%, 2/15/33 (L)	649,619
650,000	HSBC Finance Corp., 6.75%, 5/15/11	684,744
553,000	UBS Preferred Funding Trust, 6.24%, 5/29/49	570,909

		5,206,273

	Insurance (1.9%):
590,000	Chubb Corp., 6.80%, 11/15/31 (L)	654,327
515,000	General Reinsurance Corp., 9.00%, 9/12/09	558,041

		1,212,368

	Office Automation & Equipment (1.0%):
675,000	Pitney Bowes, Inc., 5.25%, 1/15/37	659,000

	Oil & Gas Exploration Services (1.0%):
510,000	Tosco Corp., 8.125%, 2/15/30	646,825

	Regional Authorities (0.9%):
620,000	Ontario Province, 3.28%, 3/28/08 (L)	608,438

	Telecom Services (1.8%):
515,000	Motorola, Inc., 7.50%, 5/15/25 (L)	565,183
610,000	Southwestern Bell Telephone Co., 6.625%, 7/15/07	611,730

		1,176,913

	Utilities (1.9%):
590,000	Laclede Gas Co., 6.50%, 11/15/10	612,201
80,000	Laclede Gas Co., 6.50%, 10/15/12	84,200
565,000	Union Electric, 6.75%, 5/1/08	565,722

		1,262,123

Total Corporate Bonds (Cost $16,581,248)		16,630,548

Mortgage-Backed Securities (49.9%):
	Commercial Mortgage Backed Securities (7.3%):
1,348,000	Banc Of America Commercial Mortgage, Inc., 5.35%, 9/10/47 (b)	1,341,916
1,000,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	1,012,926
1,025,000	J.P. Morgan Chase Commercial Mortgage Securities, 5.16%, 10/12/37	1,023,144
1,305,000	Morgan Stanley Capital, 5.914%, 8/12/41 (b)	1,337,770

		4,715,756

	Fannie Mae (19.6%):
1,218,122	5.50%, 11/1/16	1,220,997
1,256,388	5.00%, 5/1/18	1,242,713
1,370,789	5.00%, 8/1/18	1,355,334
1,492,133	4.50%, 11/1/18	1,444,362
259,714	4.50%, 12/1/18	252,122
1,315,000	4.00%, 2/25/19	1,197,002
1,674,985	5.00%, 12/1/19	1,651,718
1,494,805	7.50%, 8/1/22	1,582,553
883,997	5.00%, 4/1/34	855,613
1,512,718	5.00%, 5/1/34	1,464,146
423,907	5.00%, 8/1/34	409,516

		12,676,076

Schedule of Portfolio Investments
March 31, 2007
Income Fund (concluded)

Shares or
Principal	Security
Amount	Description	Value
Mortgage-Backed Securities (continued):
	Freddie Mac (23.0%):
$1,172,056	5.00%, 12/15/15	$1,162,942
2,485,000	4.00%, 1/15/17	2,376,414
705,218	4.50%, 1/15/17	684,609
1,608,135	4.25%, 4/15/22	1,591,524
2,040,000	5.00%, 4/15/28	2,020,424
2,030,000	5.00%, 2/15/29	2,005,831
2,025,000	5.00%, 3/15/34	1,945,184
1,670,230	5.50%, 10/15/35	1,665,892
1,563,366	5.50%, 11/15/35	1,559,054

		15,011,874

Total Mortgage-Backed Securities (Cost $32,299,733)		32,403,706

U.S. Government Agency Obligations (5.4%):
	Fannie Mae (1.9%):
1,255,000	4.50%, 8/4/08 (L)	1,247,662

	Freddie Mac (3.5%):
1,330,000	4.375%, 1/25/10 (L)	1,314,605
995,000	4.625%, 5/28/13	968,179

		2,282,784

Total U.S. Government Agency Obligations (Cost $3,566,640)		3,530,446

U.S. Treasury Obligations (15.6%):
	U.S. Treasury Bonds (9.8%):
3,150,000	8.875%, 2/15/19 (L)	4,304,179
1,900,000	5.50%, 8/15/28 (L)	2,043,539

		6,347,718

	U.S. Treasury Notes (5.8%):
700,000	4.625%, 11/15/09 (L)	701,066
1,400,000	4.625%, 2/29/12 (L)	1,405,195
1,700,000	4.25%, 8/15/13 (L)	1,670,982

		3,777,243

Total U.S. Treasury Obligations (Cost $9,978,021)		10,124,961

Investment Companies (0.5%):
296,410	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	296,410

Total Investment Companies (Cost $296,410)		296,410

Pool of Investments Held as Collateral for Loaned Securities (23.2%):
15,060,206	Securities Lending Quality Trust	$15,060,206

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $15,060,206)		15,060,206

Total Investments (Cost $79,305,643) — 122.5%		79,567,381
Liabilities in excess of other assets — (22.5)%		(14,620,902)

NET ASSETS — 100.0%		$64,946,479

(a)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed illiquid by the Investment Advisor based on procedures approved by the Board of Directors.
(b)	Variable rate securities. The rate reflected on the Schedule of Investments is the rate in effect at March 31, 2007.
(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Nebraska Tax-Free Fund

Principal	Security
Amount	Description	Value
Municipal Bonds (98.1%):
	Nebraska (98.1%):
$290,000	Dodge County, School District, 5.75%, 12/15/13	$311,179
880,000	Dodge County, School District, MBIA, 5.60%, 12/15/17	939,734
1,000,000	Douglas County, Henry Doorly Zoo Facility, RB, REF, 5.875%, 9/1/14	1,051,520
1,000,000	Douglas County, Nebraska School District, 3.00%, 11/1/10	964,280
500,000	Douglas County, Nebraska School District, 5.00%, 9/1/15	543,195
900,000	Douglas County, School District No. 1, Series B, GO, 5.00%, 6/15/10	934,929
440,000	Douglas County, School District No. 1, Series B, GO, 4.90%, 12/15/17	457,552
575,000	Grand Island Nebraska Sanitation Sewer Revenue, 3.75%, 4/1/11	577,116
1,000,000	Hasting, Electric System, RB, REF, 5.00%, 1/1/19	1,038,750
525,000	Hastings, GO, 3.75%, 4/15/09	523,068
855,000	Lancaster County, Hospital Authority, Bryanlgh Medical Center Project, Series A, RB, AMBAC, 5.00%, 6/1/19	899,793
1,185,000	Lancaster County, School District No. 1, Lincoln Public School District, GO, 5.00%, 1/15/13	1,262,546
1,480,000	Lancaster County, School District No. 1, Lincoln Public Schools, GO, 5.25%, 7/15/17	1,556,427
1,000,000	Lancaster County, School District No. 1, Lincoln Public Schools, GO, 5.25%, 7/15/18	1,051,280
500,000	Lincoln, GO, 2.80%, 6/15/11	475,620
500,000	Lincoln, GO, 3.00%, 6/15/12	477,415
1,250,000	Lincoln, Parking Facility, Series A, RB, REF, 5.375%, 8/15/14	1,296,050
420,000	Lincoln, Tax-Supported Antelope Project, RB, 4.50%, 9/15/14	433,520
855,000	Lincoln, Tax-Supported Antelope Project, RB, 5.00%, 9/15/15	899,674
110,000	Nebraska Elementary & Secondary Schools, 2.45%, 7/15/09	104,432
1,000,000	Nebraska Public Power, 5.00%, 1/1/12	1,057,340
1,000,000	Nebraska Public Power, 4.25%, 1/1/14	1,030,090
2,000,000	Nebraska State, Educational Finance Authority, Creighton University Project, Series A, RB, AMBAC, REF, 5.00%, 9/1/09	2,036,201
1,000,000	Nebraska State, Educational Finance Authority, RB, REF, 5.15%, 4/1/22	1,040,090
500,000	Nebraska State, Municipal Energy Agency, Series A, RB, AMBAC, REF, 5.00%, 4/1/14	528,210
1,000,000	Nebraska State, Municipal Energy Agency, Series A, RB, AMBAC, REF, 5.25%, 4/1/16	1,071,000
1,000,000	Nebraska State, Netc Facilities, Corp., RB, 4.50%, 4/1/09	1,009,480
1,000,000	Nebraska State, Utility Corp., Lincoln Project, RB, 5.25%, 1/1/23	1,060,980
525,000	Norris Public Power Distribution Nebraska Electric Revenue, 2.45%, 1/1/09	509,812
1,000,000	Omaha Convention Hotel Corp., Convention Center 1st Tier, Series A, RB, AMBAC, 5.50%, 4/1/16	1,083,250
1,500,000	Omaha Nebraska Metro Utilities District Water Revenue, 4.25%, 12/1/21	1,496,685
305,000	Omaha Public Power District, 4.20%, 2/1/26	296,850
500,000	Omaha Public Power District, RB, 5.20%, 2/1/22	521,010
1,500,000	Omaha Stadium Facilities Corp., Rosenblatt Stadium Project, RB, 5.25%, 11/1/16	1,619,715
1,500,000	Omaha, Douglass Public Building, GO, 5.10%, 5/1/20	1,573,515
250,000	Omaha, GO, 4.25%, 11/15/14	259,043
1,300,000	Omaha, GO, 4.85%, 12/1/14	1,364,298
1,440,000	Omaha, GO, REF, 5.00%, 12/1/11	1,498,780
1,000,000	Omaha, GO, REF, 5.25%, 4/1/20	1,124,610
1,075,000	Omaha, Housing Authority, Timbercreek Apartments, RB, 5.15%, 11/20/22	1,097,865

Schedule of Portfolio Investments
March 31, 2007
Nebraska Tax-Free Fund (concluded)

Shares or
Principal	Security
Amount	Description	Value
Municipal Bonds (continued):
	Nebraska (continued):
$580,000	Omaha, Special Obligation, Riverfront Redevelopment Project, Series A, RB, 4.50%, 2/1/11	$596,170
1,000,000	Papillion-La Vista, School District, 4.90%, 12/1/22	1,020,910
2,000,000	Phelps County, Hospital Authority, Phelps Memorial Health Center Project, Series B, RB, 4.75%, 7/1/12	2,000,840
1,000,000	University of Nebraska, Deferred Maintenance Project, RB, 5.25%, 7/15/10	1,019,030
1,000,000	University of Nebraska, Medical Center Research Project, RB, 4.75%, 2/15/10	1,029,340

		42,743,194

Total Municipal Bonds (Cost $41,938,793)		42,743,194

Investment Companies (1.0%):
445,120	Goldman Sachs Financial Square Funds, Tax-Free Money Market Fund	445,120

Total Investment Companies (Cost $445,120)		445,120

Total Investments (Cost $42,383,913) - 99.1%		43,188,314
Other assets in excess of liabilities - 0.9%		400,470

NET ASSETS - 100.0%		$43,588,784

AMBAC	American Municipal Bond Assurance Corporation
GO	General Obligation
MBIA	Municipal Bond Insurance Association
RB	Revenue Bond
REF	Refunding
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Balanced Fund

	Security
Shares	Description	Value
Common Stocks (61.9%):
	Aerospace & Defense (1.0%):
4,000	Alliant Techsystems, Inc. (a) (L)	$351,680

	Air Courier Services (0.6%):
2,000	Fedex Corp. (L)	214,860

	Automotive (1.3%):
6,000	Paccar, Inc. (L)	440,400

	Biotechnology (1.8%):
8,000	Biogen Idec, Inc. (a) (L)	355,040
3,000	Genentech, Inc. (a)	246,360

		601,400

	Chemicals (3.3%):
6,000	Praxair, Inc.	377,760
10,000	Sigma-Aldrich Corp.	415,200
7,000	The Scotts Miracle-Gro Co., Class A (L)	308,210

		1,101,170

	Commercial Banks (2.1%):
6,000	East-West Bancorp, Inc. (L)	220,620
7,000	United Community Banks, Inc. (L)	229,530
7,000	Wells Fargo & Co. (L)	241,010

		691,160

	Communications (2.3%):
8,000	Commscope, Inc. (a) (L)	343,200
5,000	L-3 Communications Holdings, Inc.	437,350

		780,550

	Environmental Services (0.9%):
10,500	Waste Connections, Inc. (a) (L)	314,370

	Financial Services (1.3%):
4,000	Affiliated Managers Group, Inc. (a) (L)	433,400

	Food & Beverage (0.8%):
12,000	Constellation Brands, Inc., Class A (a) (L)	254,160

	Health Care Services (1.0%):
6,000	Cerner Corp. (a) (L)	326,700

	Household Products (0.7%):
5,000	Church & Dwight Co., Inc. (L)	251,750

	Industrial (1.5%):
8,000	Nucor Corp.	521,040

	Information Technology Services (4.3%):
7,000	Checkfree Corp. (a) (L)	259,630
5,000	Cognizant Technology Solutions Corp. (a)	441,350
6,000	FactSet Research Systems, Inc. (L)	377,100
7,000	FISERV, Inc. (a)	371,420

		1,449,500

	Insurance (3.2%):
4,000	AMBAC Financial Group, Inc.	345,560
3,500	Everest Re Group Ltd.	336,595
6,000	HCC Insurance Holdings, Inc.	184,800
4,000	UnitedHealth Group, Inc.	211,880

		1,078,835

	Internet Security (0.6%):
12,000	Symantec Corp. (a)	207,600

	Management Services (1.4%):
5,000	Resources Connection, Inc. (a) (L)	159,950
4,000	The Corporate Executive Board Co.	303,840

		463,790

	Manufacturing — Diversified (5.0%):
5,000	Ceradyne, Inc. (a) (L)	273,700
5,000	Danaher Corp.	357,250
4,500	Eaton Corp.	376,020
10,000	Illinois Tool Works, Inc.	516,000
4,000	Joy Global, Inc. (L)	171,600

		1,694,570

	Media (1.5%)
6,000	Getty Images, Inc. (a)	291,780
3,500	Merideth Corp.	200,865

		492,645

	Medical Products (5.8%):
7,000	Charles River Laboratories International, Inc. (a) (L)	323,820
10,000	Cytyc Corp. (a) (L)	342,100
5,000	DaVita, Inc. (a)	266,600
8,000	Respironics, Inc. (a) (L)	335,920
4,800	Stryker Corp. (L)	318,336
10,000	VCA Antech, Inc. (a)	363,100

		1,949,876

	Motorcycles (0.9%):
5,000	Harley-Davidson, Inc. (L)	293,750

	Oil & Gas Exploration Services (3.5%):
5,000	Apache Corp.	353,500
10,000	Helix Energy Solutions Group, Inc. (a) (L)	372,900
6,800	Valero Energy Corp.	438,532

		1,164,932

	Pharmaceuticals (1.2%):
8,000	Forest Laboratories, Inc. (a) (L)	411,520

	Railroads (1.2%):
8,000	Norfolk Southern Corp.	404,800

Schedule of Portfolio Investments
March 31, 2007
Balanced Fund (concluded)

Shares or
Principal	Security
Amount	Description	Value
Common Stocks (continued):
	Recreational Vehicles (0.9%):
8,000	Thor Industries, Inc. (L)	315,120

	Restaurants (0.9%):
10,000	Starbucks Corp. (a)	313,600

	Retail (3.5%):
8,000	Best Buy Co., Inc.	389,760
10,000	Jos. A. Bank Clothiers, Inc. (a) (L)	353,500
14,000	Lowe’s Companies, Inc.	440,860

		1,184,120

	Software (3.4%):
10,000	Adobe Systems, Inc. (a) (L)	417,000
15,000	Citrix Systems, Inc. (a) (L)	480,450
10,000	Jack Henry & Associates, Inc. (L)	240,500

		1,137,950

	Telecommunication (1.0%):
5,000	Anixter International, Inc. (a) (L)	329,700

	Textile — Apparel (2.2%):
8,000	Coach, Inc. (a)	400,400
8,000	Guess?, Inc. (L)	323,920

		724,320

	Transportation (1.4%):
10,000	Landstar System, Inc.	458,400

	Utilities (1.4%)
5,250	MDU Resoources Group, Inc. (L)	150,885
10,000	Southern Union Co. (L)	303,900

		454,785

Total Common Stocks (Cost $13,224,327)		20,812,453

U.S. Government Agency Obligations (4.8%):
	Fannie Mae (0.4%):
$125,000	7.25%, 1/15/10 (L)	132,838

	Federal Home Loan Bank (2.2%):
750,000	4.625%, 11/21/08	746,741

	Freddie Mac (2.2%):
750,000	5.125%, 10/15/08	752,472

Total U.S. Government Agency Obligations (Cost $1,629,799)		1,632,051

U.S. Treasury Obligations (16.3%):
	U.S. Treasury Notes (16.3%):
$1,000,000	6.125%, 8/15/07 (L)	1,003,906
2,950,000	4.00%, 9/30/07 (L)	2,935,135
1,000,000	4.375%, 12/31/07 (L)	995,391
550,000	4.875%, 2/15/12 (L)	558,572

Total U.S. Treasury Obligations (Cost $5,484,587)		5,493,004

Investment Companies (16.6%):
5,571,290	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	$5,571,290

Total Investment Companies (Cost $5,571,290)		5,571,290

Pool of Investments Held as Collateral for Loaned Securities (27.1%):
9,130,416	Securities Lending Quality Trust	9,130,416

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $9,130,416)		9,130,416

Total Investments (Cost $35,040,419) — 126.7%		42,639,214
Liabilities in excess of other assets — (26.7)%		(8,980,281)

NET ASSETS — 100.0%		$33,658,933

(a)	Non-income producing securities.
(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Core Equity Fund

	Security
Shares	Description	Value
Common Stocks (94.9%):
	Advertising (1.3%):
13,300	Omnicom Group, Inc.	$1,361,654

	Banks (8.1%):
49,900	Bank of America Corp.	2,545,898
52,600	BB&T Corp.	2,157,652
57,800	J.P. Morgan Chase & Co.	2,796,364
37,300	National City Corp.	1,389,425

		8,889,339

	Broadcasting (4.2%):
114,600	Comcast Corp., Class A (a)	2,973,870
28,600	Gannett Co., Inc.	1,609,894

		4,583,764

	Chemicals (1.9%):
27,400	Air Products & Chemicals, Inc.	2,024,586

	Communications (2.9%):
36,200	AT&T, Inc.	1,427,366
44,400	Verizon Communications, Inc.	1,683,648

		3,111,014

	Communications Equipment (1.9%):
78,900	Cisco Systems, Inc. (a)	2,014,317

	Computer Products (7.2%):
70,700	Hewlett-Packard Co.	2,837,898
27,000	International Business Machines Corp.	2,545,020
85,800	Microsoft Corp.	2,391,246

		7,774,164

	Containers & Packaging (2.3%):
66,300	Sonoco Products Co.	2,491,554

	Cosmetics & Toiletries (1.9%):
29,500	Kimberly-Clark Corp.	2,020,455

	Data Processing (3.3%):
131,500	First Data Corp.	3,537,350

	Diversified Manufacturing (3.5%):
106,200	General Electric Co.	3,755,232

	Electrical Equipment (1.9%):
48,000	Emerson Electric Co.	2,068,320

	Energy (2.6%):
78,000	Southern Co. (L)	2,858,700

	Financial Services (4.0%):
28,000	Capital One Financial Corp.	2,112,880
13,600	Merrill Lynch & Co., Inc.	1,110,712
49,700	Western Union Co.	1,090,915

		4,314,507

	Food, Beverages & Tobacco (6.5%):
56,200	H.J. Heinz Co.	2,648,144
38,100	Kraft Foods, Inc. (L)	1,206,246
49,900	PepsiCo, Inc.	3,171,644

		7,026,034

	Household Products (5.3%):
51,500	3M Co.	3,936,145
56,900	Newell Rubbermaid, Inc.	1,769,021

		5,705,166

	Insurance (7.4%):
45,800	AFLAC, Inc.	2,155,348
51,600	American International Group, Inc.	3,468,552
49,300	Chubb Corp.	2,547,331

		8,171,231

	Machinery (3.1%):
37,400	Ingersoll Rand Company Ltd., Class A	1,622,038
19,900	Parker Hannifin Corp. (L)	1,717,569

		3,339,607

	Medical Services (9.9%):
60,000	Abbott Laboratories	3,348,000
28,500	Cardinal Health, Inc.	2,079,075
36,200	MedImmune, Inc. (a) (L)	1,317,318
40,800	Medtronic, Inc.	2,001,648
83,100	Pfizer, Inc.	2,099,106

		10,845,147

	Oil & Gas Exploration Services (9.4%):
51,500	ChevronTexaco Corp.	3,808,940
26,400	ConocoPhillips	1,804,440
35,100	Exxon Mobil Corp.	2,648,295
25,100	Transocean, Inc. (a)	2,050,670

		10,312,345

	Retail (4.3%):
41,800	Staples, Inc.	1,080,112
21,300	Target Corp.	1,262,238
84,400	TJX Co., Inc.	2,275,424

		4,617,774

	Semiconductors (2.0%):
73,500	Texas Instruments, Inc.	2,212,350

Total Common Stocks (Cost $72,757,078)		103,034,610

Schedule of Portfolio Investments
March 31, 2007
Core Equity Fund (concluded)

	Security
Shares	Description	Value
Investment Companies (4.0%):
516,777	Federated Trust U.S. Treasury Obligations Fund	$516,777
3,829,609	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	3,829,609

Total Investment Companies (Cost $4,346,386)		4,346,386

Pool of Investments Held as Collateral for Loaned Securities (4.8%):
5,178,478	Securities Lending Quality Trust	5,178,478

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $5,178,478)		5,178,478

Total Investments (Cost $82,281,942) — 103.7%		112,559,474
Liabilities in excess of other assets — (3.7)%		(3,979,782)

NET ASSETS — 100.0%		$108,579,692

(a)	Non-income producing securities.
(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Growth Opportunities Fund

	Security
Shares	Description	Value
Common Stocks (87.9%):
	Aerospace & Defense (2.2%):
17,900	Alliant Techsystems, Inc. (a) (L)	$1,573,768

	Automotive (2.1%):
20,000	Paccar, Inc. (L)	1,468,000

	Biotechnology (1.6%):
25,000	Biogen Idec, Inc. (a)	1,109,500

	Chemicals (5.0%):
20,000	Praxair, Inc.	1,259,200
30,000	Sigma-Aldrich Corp.	1,245,600
23,000	The Scotts Miracle-Gro Co., Class A (L)	1,012,690

		3,517,490

	Commercial Banks (2.0%):
20,000	East-West Bancorp, Inc.	735,400
20,000	United Community Banks, Inc. (L)	655,800

		1,391,200

	Communications (3.9%):
25,000	Commscope, Inc. (a) (L)	1,072,500
19,000	L-3 Communications Holdings, Inc.	1,661,930

		2,734,430

	Environmental Services (1.4%):
33,000	Waste Connections, Inc. (a)	988,020

	Financial Services (1.8%):
12,000	Affiliated Managers Group, Inc. (a) (L)	1,300,200

	Food & Beverage (1.5%):
50,000	Constellation Brands, Inc., Class A (a) (L)	1,059,000

	Health Care Services (1.5%):
20,000	Cerner Corp. (a) (L)	1,089,000

	Household Products (1.1%):
15,000	Church & Dwight Co., Inc. (L)	755,250

	Industrial (2.2%):
24,000	Nucor Corp.	1,563,120

	Information Technology Services (8.4%):
35,000	Checkfree Corp. (a) (L)	$1,298,150
20,000	Cognizant Technology Solutions Corp. (a)	1,765,400
20,000	FactSet Research Systems, Inc.	1,257,000
30,000	FISERV, Inc. (a)	1,591,800

		5,912,350

	Insurance (4.0%):
12,000	AMBAC Financial Group, Inc.	1,036,680
12,000	Everest Re Group Ltd.	1,154,040
20,000	HCC Insurance Holdings, Inc.	616,000

		2,806,720

	Internet Security (1.2%):
47,200	Symantec Corp. (a)	816,560

	Management Services (2.0%):
15,000	Resources Connection, Inc. (a)	479,850
12,000	The Corporate Executive Board Co.	911,520

		1,391,370

	Manufacturing — Diversified (5.2%):
15,000	Ceradyne, Inc. (a) (L)	821,100
15,000	Danaher Corp.	1,071,750
15,000	Eaton Corp.	1,253,400
12,000	Joy Global, Inc.	514,800

		3,661,050

	Media (1.7%)
10,000	Getty Images, Inc. (a)(L)	486,300
12,000	Merideth Corp.	688,680

		1,174,980

	Medical Products (8.5%):
20,000	Charles River Laboratories International, Inc. (a)	925,200
30,000	Cytyc Corp. (a)	1,026,300
15,000	DaVita, Inc. (a)	799,800
25,000	Respironics, Inc. (a)	1,049,750
16,000	Stryker Corp. (L)	1,061,120
30,000	VCA Antech, Inc. (a)	1,089,300

		5,951,470

	Motorcycles (1.2%):
15,000	Harley-Davidson, Inc. (L)	881,250

Schedule of Portfolio Investments
March 31, 2007
Growth Opportunities Fund (concluded)

	Security
Shares	Description	Value
Common Stocks (continued):
	Oil & Gas Exploration Services (4.1%):
20,000	Apache Corp.	$1,414,000
40,000	Helix Energy Solutions Group, Inc. (a) (L)	1,491,600

		2,905,600

	Pharmaceuticals (1.8%):
25,000	Forest Laboratories, Inc. (a) (L)	1,286,000

	Railroads (1.8%):
25,000	Norfolk Southern Corp.	1,265,000

	Recreational Vehicles (1.4%):
25,000	Thor Industries, Inc. (L)	984,750

	Restaurants (1.8%):
40,800	Starbucks Corp. (a)	1,279,488

	Retail (3.3%):
22,000	Best Buy Co., Inc.	1,071,840
36,250	Jos. A. Bank Clothiers, Inc. (a) (L)	1,281,438

		2,353,278

	Software (6.2%):
45,000	Adobe Systems, Inc. (a)	1,876,500
48,000	Citrix Systems, Inc. (a)	1,537,440
40,000	Jack Henry & Associates, Inc.	962,000

		4,375,940

	Telecommunication (1.9%):
20,000	Anixter International, Inc. (a)	1,318,800

	Textile — Apparel (3.6%):
30,000	Coach, Inc. (a)	1,501,500
26,000	Guess?, Inc.	1,052,740

		2,554,240

	Transportation (1.6%):
25,000	Landstar System, Inc.	1,146,000

	Utilities (1.9%)
15,000	MDU Resoources Group, Inc.	431,100
30,000	Southern Union Co. (L)	911,700

		1,342,800

Total Common Stocks (Cost $37,026,076)		61,956,624

Investment Companies (12.1%):
8,539,682	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	$8,539,682

Total Investment Companies (Cost $8,539,682)		8,539,682

Pool of Investments Held as Collateral for Loaned Securities (23.0%):
16,215,195	Securities Lending Quality Trust	16,215,195

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $16,215,195)		16,215,195

Total Investments (Cost $61,780,953) — 123.0%		86,711,501
Liabilities in excess of other assets — (23.0)%		(16,190,958)

NET ASSETS — 100.0%		$70,520,543

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
Small Company Fund

	Security
Shares	Description	Value
Common Stocks (92.9%):
	Automotive (1.0%):
13,800	Clarcor, Inc.	$438,840

	Banks (12.4%):
26,250	Bancorpsouth, Inc. (L)	641,813
54,250	Bank Mutual Corp. (L)	616,823
17,600	Cullen/Frost Bankers, Inc. (L)	921,007
24,000	Greater Bay Bancorp (L)	645,360
17,900	MB Financial, Inc. (L)	644,579
34,300	National Penn Bancshares, Inc. (L)	648,270
16,950	United Bankshares, Inc.	593,759
22,100	Wilmington Trust Corp.	931,956

		5,643,567

	Broadcasting (0.4%):
16,245	Outdoor Channel Hldgs, Inc. (a) (L)	166,024

	Chemicals (2.9%):
17,200	Albemarle Corp. (L)	711,048
20,500	Arch Chemicals, Inc.	640,010

		1,351,058

	Computer Products (3.9%):
19,800	Avocent Corp. (a) (L)	534,006
13,200	Micros Systems, Inc. (a)	712,668
17,300	Transaction Systems Architects, Inc. (a) (L)	560,347

		1,807,021

	Computer Services (1.3%):
16,600	Syntel, Inc. (L)	575,190

	Diversified Manufacturing (8.3%):
28,750	Barnes Group, Inc. (L)	661,538
23,650	Ennis, Inc. (L)	632,874
12,900	Modine Manufacturing Co.	295,410
16,800	Trinity Industries, Inc. (L)	704,256
11,200	Valmont Industries, Inc. (L)	647,696
42,250	Worthington Industries, Inc. (L)	869,504

		3,811,278

	Educational Services (1.4%):
17,600	Bright Horizons Family Solutions, Inc. (a) (L)	664,400

	Electrical Components & Equipment (7.3%):
17,800	DRS Technologies, Inc. (L)	928,626
58,700	Entegris, Inc. (a) (L)	628,090
7,200	Hubbell, Inc., Class B (L)	347,328
16,100	Littlefuse, Inc. (a)	653,660
37,700	Microsemi Corp. (a) (L)	784,537

		3,342,241

	Financial Services (0.6%):
6,300	ASTA Funding, Inc. (L)	$272,034

	Food, Beverages & Tobacco (4.8%):
27,450	Corn Products International, Inc.	976,946
11,600	Lance, Inc. (L)	234,784
21,700	Sensient Technologies Corp. (L)	559,426
10,050	Weis Markets, Inc. (L)	449,235

		2,220,391

	Household Products (2.5%):
13,300	Church & Dwight Co., Inc. (L)	669,655
15,650	WD-40 Co. (L)	496,262

		1,165,917

	Insurance (1.3%):
20,600	Arthur J. Gallagher & Co. (L)	583,598

	Machinery (1.9%):
27,450	Tennant Co.	864,401

	Medical Services (9.0%):
10,900	Datascope Corp. (L)	394,471
15,300	Edwards Lifesciences Corp. (a) (L)	775,710
36,600	K-V Pharmaceutical Co., Class A (b) (L)	905,117
34,200	Odyssey Healthcare, Inc. (a) (L)	449,046
32,300	Steris Corp.	857,888
15,700	West Pharmaceutical Services, Inc. (L)	728,951

		4,111,183

	Networking Products (1.2%):
18,800	Safenet, Inc. (a) (L)	532,040

	Paper Products (1.3%):
40,650	Glatfelter (L)	606,092

	Petroleum Refining (6.3%):
2,500	Cabot Oil & Gas Corp.	168,300
21,300	Encore Acquisition Co. (a) (L)	515,247
26,800	St. Mary Land & Exploration Co. (L)	983,024
20,700	Tidewater, Inc. (L)	1,212,606

		2,879,177

	Printing & Publishing (1.2%):
95,200	Journal Register Co. (L)	567,392

	Real Estate Investment Trusts (1.7%):
8,600	Home Properties of New York, Inc.	454,166
6,700	Mack-Cali Realty Corp. (L)	319,121

		773,287

Schedule of Portfolio Investments
March 31, 2007
Small Company Fund (concluded)

	Security
Shares	Description	Value
Common Stocks (continued):
	Retail (9.6%):
26,900	Ann Taylor Stores Corp. (a)	$1,043,182
45,750	Casey’s General Stores, Inc. (L)	1,144,207
8,300	Columbia Sportswear Co. (L)	517,173
41,400	Hot Topic, Inc. (a) (L)	459,540
16,500	Paxar Corp. (a) (L)	473,550
15,200	Tractor Supply Co. (b)	782,800

		4,420,452

	Retirement/Aged Care (0.6%):
7,300	Sunrise Senior Living, Inc. (a) (L)	288,496

	Semiconductors (1.6%):
71,200	Kemet Corp. (a) (L)	544,680
7,500	Park Electrochemical Corp. (L)	203,400

		748,080

	Telecommunication (1.9%):
4,350	Anixter International, Inc. (a) (L)	286,839
31,400	Tetra Tech, Inc. (a) (L)	598,484

		885,323

	Transportation (1.9%):
46,750	Werner Enterprises, Inc. (L)	849,448

	Utilities (6.6%):
22,300	IDACORP, Inc.	754,632
19,600	Integrys Energy Group, Inc. (L)	1,087,996
11,700	OGE Energy Corp.	453,960
26,500	Westar Energy, Inc. (L)	729,280

		3,025,868

Total Common Stocks (Cost $29,931,209)		42,592,798

Exchange Traded Funds (1.8%):
	United States (1.8%):
10,400	iShares Russell 2000 (L)	$826,280

Total Exchange Traded Funds (Cost $761,983)		826,280

Investment Companies (4.6%):
2,099,129	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	2,099,129

Total Investment Companies (Cost $2,099,129)		2,099,129

Pool of Investments Held as Collateral for Loaned Securities (26.5%):
12,159,850	Securities Lending Quality Trust	12,159,850

Total Pool of Investments Held as Collateral for Loaned Securities (Cost $12,159,850)		12,159,850

Total Investments (Cost $44,952,171) — 125.8%		57,678,057
Liabilities in excess of other assets — (25.8)%		(11,832,910)

NET ASSETS — 100.0%		$45,845,147

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
International Equity Fund

	Security
Shares	Description	Value
Foreign Stock and Warrants (93.1%):
	Australia (2.5%):
38,866	BHP Billiton Ltd.	$939,700
7,786	Macquarie Bank Ltd.	521,166
11,331	Rio Tinto Ltd.	722,343

		2,183,209

	Austria (0.5%):
5,577	Erste Bank der oesterreichischen Sparkassen AG	434,289

	Belgium (0.7%):
12,475	Fortis	569,704

	Denmark (0.6%):
11,067	Danske Bank	514,961

	Finland (1.2%):
8,293	Metso Corp.	438,094
26,465	Nokia OYJ (b)	609,070

		1,047,164

	France (7.6%):
20,371	Axa	863,632
8,862	BNP Paribas	925,534
3,253	Groupe Danone	531,398
6,588	Groupe Steria SCA	431,269
9,123	Neuf Cegetel (b)	341,319
7,773	Sanofi-Aventis SA	675,895
5,375	Societe Generale	928,799
18,731	Total SA	1,312,249
12,778	Vivendi	519,196

		6,529,291

	Germany (6.1%):
4,971	Allianz AG	1,022,525
6,036	BASF AG	678,039
8,627	Bayer AG	550,689
3,264	Continental AG	421,760
5,493	DaimlerChrysler AG	452,914
5,720	Deutsche Bank AG	769,828
4,453	Man AG	517,466
8,220	Titan Cement Co.	443,571
31,707	Wirecard AG (b)	349,820

		5,206,612

	Greece (2.2%):
28,902	GEK Group of Cos SA	420,789
11,240	National Bank Of Greece SA	596,027
10,710	OPAP SA	410,850
23,954	Sidenor SA	467,133

		1,894,799

	Hong Kong (2.3%):
668,000	Alco Holdings Ltd.	346,282
73,000	ASM Pacific Technology Ltd.	430,747
1,388,000	Champion Technology Holdings Ltd.	277,149
261,526	Champion Technology Holdings Ltd.	0
906,000	Guangdong Investment Ltd.	483,575
994,000	Victory City International Holdings Ltd.	413,493

		1,951,246

	Ireland (1.8%):
150,634	AGI Therapeutics Ltd. (a)(b)	358,140
19,570	Anglo Irish Bank Corp. Plc	418,235
37,912	CPL Resources Plc	384,857
9,200	Ryanair Holdings Plc — ADR (b)	412,068

		1,573,300

	Italy (2.1%):
82,774	Banca Intesa SPA	619,144
35,161	Brembo SPA	474,343
79,030	Unicredito Italiano SPA	752,118

		1,845,605

	Japan (13.4%):
15,400	CANON, Inc.	827,381
28,800	Don Quijote Co. Ltd.	564,658
22,500	Honda Motor Co. Ltd.	784,884
17,600	Hoya Corp.	584,077
2,240	Keyence Corp.	505,530
26,800	KOMATSU Ltd.	564,115
58,000	Kubota Corp.	508,521
97,000	Marubeni Corp.	589,475
85	Mitsubishi Tokyo Financial Group, Inc.	959,515
39,000	Mitsui O.S.K. Lines Ltd.	432,966
105	Mizuho Financial Group, Inc.	676,413
7,400	Murata Manufacturing Co. Ltd.	540,146
2,120	OBIC Co. Ltd.	419,430
2,960	Orix Corp.	771,278
26,000	Sharp Corp.	500,934
69	Sumitomo Mitsui Financial Group, Inc.	626,634
25,400	Toyota Motor Corp.	1,627,652

		11,483,609

	Malaysia (0.9%):
247,700	Berjaya Sports Toto Berhad	333,994
184,660	Top Glove Corp.	480,885

		814,879

	Netherlands (3.3%):
6,620	Arcadis NV	424,433
9,484	Ballast Nedam NV	478,209
20,196	ING Groep NV	853,786
7,988	Randstad Holding NV	619,476
9,424	TNT NV	432,134

		2,808,038

	Norway (0.6%):
19,523	Statoil ASA	531,800

	Philippines (0.5%):
8,000	Philippine Long Distance Telephone Co. — ADR	422,400

	Singapore (4.4%):
724,000	ASL Marine Holdings Ltd.	486,963
655,000	Bio-Treat Technology Ltd.	362,809
533,000	CSE Global Ltd.	530,715
169,800	Ezra Holdings Ltd.	604,629

Schedule of Portfolio Investments
March 31, 2007
International Equity Fund

	Security
Shares	Description	Value
Foreign Stock and Warrants (continued):
	Singapore (continued):
350,000	Fibrechem Technologies Ltd.	484,669
625,000	MMI Holdings Ltd.	688,263
649,000	Tat Hong Holdings Ltd.	590,584

		3,748,632

	South Korea (4.0%):
13,610	Fursys, Inc.	345,858
2,751	Hyundai Mipo Dockyard Co. Ltd.	507,494
11,778	Hyundai Motor Company Ltd. — GDR	409,874
7,150	Kookmin Bank — ADR	644,573
13,570	LS Industrial Systems Co. Ltd.	503,554
2,897	MegaStudy Co. Ltd.	508,246
5,000	POSCO — ADR	519,750

		3,439,349

	Spain (3.2%):
38,043	Banco Bilbao Vizcaya SA	933,963
55,707	Banco Santander Central Hispanoamericano	994,090
35,505	Telefonica SA	782,498

		2,710,551

	Sweden (1.9%):
23,994	AB SKF, Class B	499,266
11,000	Alfa Laval AB	570,446
30,027	Sandvik AB	533,393

		1,603,105

	Switzerland (7.3%):
11,041	Credit Suisse Group	792,538
309	Geberit Internatinal AG	475,659
2,717	Nestle SA	1,058,463
15,443	Novartis AG	886,053
4,726	Roche Holding AG	836,426
2,628	Syngenta AG	502,972
17,863	UBS AG (b)	1,061,662
2,209	Zurich Financial Services AG	637,806

		6,251,579

	Taiwan (1.5%):
56,174	Hon Hai Precision Industry Co. Ltd.	753,692
52,132	Taiwan Semiconductor Manufacturing Company Ltd. — ADR	560,419

		1,314,111

	Thailand (1.3%):
1,823,700	LPN Development Plc	305,080
72,800	MBK Plc	113,457
186,500	PTT Exploration and Production Plc	479,983
5,043,410	TMB Bank Plc (b)	250,945

		1,149,465

	United Kingdom (23.2%):
13,816	Anglo American Plc	727,730
11,933	AstraZeneca Plc	641,930
17,508	Atlas Copco AB — B Shares	558,059
52,357	Aviva Plc	771,092
66,216	Barclays Plc	939,373
46,228	BG Group Plc	666,728
166,648	BP Plc	1,810,000
97,609	BT Group Plc	583,372
126,656	Cable & Wireless Plc	415,184
286,475	Charlemagne Capital Ltd.	445,301
31,744	Glaxosmithkline Plc	872,565
73,473	Halfords Group Plc	552,605
37,418	HBOS Plc	770,845
84,340	HSBC Holdings Plc	1,476,112
49,912	Inchcape Plc	560,274
193,490	Legal & General Group Plc	605,334
33,091	National Grid Plc	519,255
48,287	Petrofac Ltd. (b)	418,282
10,553	Reckitt Benckiser Plc	549,421
59,913	Reuters Group Plc	549,347
60,647	Rolls-Royce Group Plc	589,788
3,405,716	Rolls-Royce Group Plc, Class B	6,869
26,647	Royal Bank of Scotland Group Plc	1,040,231
31,351	Royal Dutch Shell Plc	1,043,121
27,638	Spectris Plc	478,552
18,253	Standard Chartered Plc	525,793
17,979	Unit 4 Agresso NV (b)	450,754
22,012	Vedanta Resources Plc	576,471
298,442	Vodafone Group Plc	795,681

		19,940,069

Total Foreign Stock (Cost $61,968,950)		79,967,767

Exchange Traded Funds (6.2%):
	United States (6.2%):
11,179	iShares MSCI Brazil Index Fund	550,230
23,072	iShares MSCI Eastern Europe Index Fund	870,710
211,092	iShares MSCI Japan Index Fund	3,084,055
61,695	iShares MSCI Taiwan Index Fund	858,177

Total Exchange Traded Funds (Cost $5,019,961)		5,363,172

Total Investments (Cost $66,988,911) — 99.3%		85,330,939
Other assets in excess of liabilities — 0.7%		565,143

NET ASSETS — 100.0%		$85,896,082

(a)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed illiquid by the Investment Advisor based on procedures approved by the Board of Directors.

(b)	Non-income producing securities.
  Plc      Public limited company
ADR      American Depository Receipt
GDR      Global Depository Receipt

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2007
International Equity Fund (concluded)
As of March 31, 2007, sector diversification of the Fund was as follows:

% of
Sector Diversification	Net Assets
Banks	22.4%
Exchange Traded Fund	6.2
Automotive	6.0
Electronics	5.6
Medical Products & Services	5.6
Telephones & Telecommunications	5.3
Insurance	5.1
Financial Services	4.7
Industrial Machinery	4.5
Petroleum & Fuel Products	4.4
Metals, Minerals, & Mining	4.0
Diversified Manufacturing	3.4
Distribution	2.7
Computers, Products & Services	2.0
Food, Beverage & Tobacco	1.9
Building & Construction	1.6
Energy	1.5
Chemicals	1.4
Advertising	1.2
Household Products	1.2
Transportation	1.2
Utilities & Electrical Services	1.1
Clothing & Jewelry	1.0
Real Estate	1.0
Sports & Recreation	0.9
Aerospace/Defense	0.7
Retail	0.7
Educational Services	0.6
Engineering	0.5
Human Resources	0.5
Office/Business Equipment	0.4

99.3%

See Accompanying Notes to Financial Statements.

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ANNUAL REPORT
First Focus FundsSM
Statements of Assets and Liabilities
March 31, 2007

	Short-Intermediate	Income
	Bond Fund	Fund

Assets:
Investments, at cost	$58,602,851	$79,305,643
Unrealized appreciation (depreciation) of investments	141,493	261,738

Investments, at value*	58,744,344	79,567,381
Cash	—	—
Interest and dividends receivable	508,137	534,056
Receivable for capital shares issued	43,889	92,963
Receivable for investments sold	—	—
Reclaims receivable	—	—
Prepaid expenses and other assets	26,972	29,530

Total Assets	59,323,342	80,223,930

Liabilities:
Foreign currency cash overdraft, at value (cost $0, $0, $0, $0, $0, $0, $0, and $672, respectively	—	—
Distributions payable	117,101	149,179
Payable for investments purchased	—	—
Payable for capital shares redeemed	13,830	13,520
Payable for cash collateral received on securities loaned	11,818,744	15,060,206
Accrued expenses and other payables:
Investment advisory fees	8,433	4,432
Administration fees	3,330	4,591
Distribution fees	10,039	13,850
Chief compliance officer fees	717	—
Other fees	45,191	31,673

Total Liabilities	12,017,385	15,277,451

Net Assets	$47,305,957	$64,946,479

Composition of Net Assets:
Capital	51,275,695	67,180,415
Undistributed (distributions in excess of) net investment income	(458,093)	(15,072)
Undistributed realized gains (losses) on investment and foreign currency transactions	(3,653,138)	(2,480,602)
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	141,493	261,738

Net Assets	$47,305,957	$64,946,479

Shares of beneficial interest	5,030,229	6,743,397

Net asset value, offering and redemption price per share	$9.40	$9.63

*	Includes securities on loan of $11,580,376, $14,756,297, $0, $8,929,118, $5,056,949, $15,848,552, $11,857,915 and $0, respectively.
See Accompanying Notes to Financial Statements.

			Growth	Small
Nebraska	Balanced	Core Equity	Opportunities	Company	International
Tax-Free Fund	Fund	Fund	Fund	Fund	Equity Fund

$42,383,913	$35,040,419	$82,281,942	$61,780,953	$44,952,171	$66,988,911
804,401	7,598,795	30,277,532	24,930,548	12,725,886	18,342,028

43,188,314	42,639,214	112,559,474	86,711,501	57,678,057	85,330,939
—	—	—	—	—	237,340
580,558	148,408	158,231	54,614	43,575	271,749
—	39,685	83,103	128,520	53,644	120,604
—	—	1,089,821	—	615,439	—
—	—	—	—	—	41,918
3,683	16,406	26,077	16,919	18,352	26,470

43,772,555	42,843,713	113,916,706	86,911,554	58,409,067	86,029,020

—	—	—	—	—	667
119,328	—	—	—	—	—
—	—	—	—	324,355	6,701
—	2,708	3,614	50,668	6,293	1,970
—	9,130,416	5,178,478	16,215,195	12,159,850	—
13,362	16,957	54,717	35,408	26,897	52,889
3,076	2,347	7,576	4,906	3,192	5,874
9,279	7,065	22,799	14,753	9,606	17,630
17	12	—	282	66	—
38,709	25,275	69,830	69,799	33,661	47,207

183,771	9,184,780	5,337,014	16,391,011	12,563,920	132,938

$43,588,784	$33,658,933	$108,579,692	$70,520,543	$45,845,147	$85,896,082

42,753,797	24,953,837	72,662,377	43,336,430	30,037,690	64,827,900
—	—	—	—	(5,899)	15,821
30,586	1,106,301	5,639,783	2,253,565	3,087,470	2,707,110

804,401	7,598,795	30,277,532	24,930,548	12,725,886	18,345,251

$43,588,784	$33,658,933	$108,579,692	$70,520,543	$45,845,147	$85,896,082

4,541,173	2,292,050	10,508,320	4,637,535	2,354,728	5,648,107

$9.60	$14.69	$10.33	$15.21	$19.47	$15.21

ANNUAL REPORT
First Focus FundsSM
Statements of Operations
For the Year Ended March 31, 2007

	Short-Intermediate	Income
	Bond Fund	Fund

Investment Income:
Interest	$2,433,642	$3,106,198
Dividend	39,146	34,873
Foreign tax withholding	—	—
Income from securities lending	7,383	6,679

Total Income	2,480,171	3,147,750

Expenses:
Investment advisory fees	264,651	359,775
Administration fees	79,396	89,944
Shareholder service fees	102,811	123,063
Accounting fees	8,599	9,036
Custodian fees	15,879	17,988
Chief compliance officer fees	10,041	9,445
Director fees	2,853	2,512
Registration and filing fees	11,966	10,598
Transfer agent fees	39,357	36,413
Other fees	59,888	57,445

Total expenses before waivers	595,441	716,219
Expenses voluntarily reduced	(123,984)	(129,719)

Total Expenses	471,457	586,500

Net Investment Income (Loss)	2,008,714	2,561,250

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency:
Net realized gains (losses) on investments and foreign currency transactions	(448,750)	(165,773)
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	1,066,241	921,985

Net realized and unrealized gains (losses) on investments and foreign currency	617,491	756,212

Change in net assets resulting from operations	$2,626,205	$3,317,462

See Accompanying Notes to Financial Statements.

			Growth	Small
Nebraska	Balanced	Core Equity	Opportunities	Company	International
Tax-Free Fund	Fund	Fund	Fund	Fund	Equity Fund

$1,941,489	$363,643	$101	$128	$293	$10,630
13,033	341,553	2,367,021	769,710	814,663	1,723,877
—	—	—	—	—	(125,581)
—	5,781	1,582	8,854	11,238	—

1,954,522	710,977	2,368,704	778,692	826,194	1,608,926

319,258	245,196	783,408	528,063	401,133	664,683
68,413	49,040	156,682	105,613	70,788	99,703
90,089	70,934	211,075	152,604	93,970	138,322
9,219	7,626	11,505	6,169	7,084	38,420
13,682	9,808	31,336	21,122	14,157	43,204
9,663	5,100	16,720	12,404	7,730	7,819
2,315	1,577	4,798	3,473	2,292	2,617
2,040	21,157	14,849	21,752	15,519	14,913
35,242	31,051	48,739	42,949	35,668	36,411
52,521	31,522	101,460	73,845	48,335	53,936

602,442	473,011	1,380,572	967,994	696,676	1,100,028
(131,137)	(38,241)	(106,622)	(82,196)	(46,778)	(138,324)

471,305	434,770	1,273,950	885,798	649,898	961,704

1,483,217	276,207	1,094,754	(107,106)	176,296	647,222

115,263	1,455,048	14,261,815	5,128,963	6,739,768	4,015,973
14,493	(227,072)	(2,446,759)	(1,732,256)	(2,583,241)	7,300,233

129,756	1,227,976	11,815,056	3,396,707	4,156,527	11,316,206

$1,612,973	$1,504,183	$12,909,810	$3,289,601	$4,332,823	$11,963,428

ANNUAL REPORT
First Focus FundsSM
Statements of Changes in Net Assets

	Short-Intermediate		Income
	Bond Fund		Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2007	2006	2007	2006

Operations:
Net investment income	$2,008,714	$1,994,376	$2,561,250	$2,239,510
Net realized gains (losses) on investments	(448,750)	(410,362)	(165,773)	(788,421)
Change in unrealized appreciation/depreciation on investments	1,066,241	(315,420)	921,985	(507,428)

Change in net assets resulting from operations	2,626,205	1,268,594	3,317,462	943,661

Dividends to Shareholders:
From net investment income	(2,338,813)	(2,792,645)	(2,557,223)	(2,518,923)

Change in net assets from dividends to shareholders	(2,338,813)	(2,792,645)	(2,557,223)	(2,518,923)

Capital Transactions:
Proceeds from shares issued	9,796,224	12,745,395	23,863,194	6,956,300
Proceeds from dividends reinvested	708,571	804,997	1,172,667	1,185,310
Cost of shares redeemed	(24,477,928)	(18,700,718)	(14,894,944)	(20,165,724)

Change in net assets from capital transactions	(13,973,133)	(5,150,326)	10,140,917	(12,024,114)

Change in net assets	(13,685,741)	(6,674,377)	10,901,156	(13,599,376)

Net Assets:
Beginning of year	60,991,698	67,666,075	54,045,323	67,644,699

End of year	$47,305,957	$60,991,698	$64,946,479	$54,045,323

Distributions in excess of net investment income	(458,093)	(1,209,156)	(15,072)	(131,329)

Share Transactions:
Shares issued	1,047,184	1,341,678	2,501,996	713,562
Shares reinvested	75,641	84,790	122,509	121,707
Shares redeemed	(2,617,753)	(1,967,291)	(1,557,931)	(2,066,524)

Change in shares	(1,494,928)	(540,823)	1,066,574	(1,231,255)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Nebraska Tax-Free Fund		Balanced Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2007	2006	2007	2006

Operations:
Net investment income	$1,483,217	$2,083,059	$276,207	$105,081
Net realized gains on investments	115,263	675,004	1,455,048	909,124
Change in unrealized appreciation/depreciation on investments	14,493	(1,545,046)	(227,072)	2,962,641

Change in net assets resulting from operations	1,612,973	1,213,017	1,504,183	3,976,846

Dividends to Shareholders:
From net investment income	(1,483,218)	(2,083,059)	(279,134)	(105,322)
From net realized gains on investments	(315,831)	(555,524)	(40,715)	—

Change in net assets from dividends to shareholders	(1,799,049)	(2,638,583)	(319,849)	(105,322)

Capital Transactions:
Proceeds from shares issued	2,584,128	3,200,702	6,622,388	8,616,924
Proceeds from dividends reinvested	68,366	16,735	318,790	104,434
Cost of shares redeemed	(8,423,482)	(24,256,908)	(7,984,202)	(6,302,240)

Change in net assets from capital transactions	(5,770,988)	(21,039,471)	(1,043,024)	2,419,118

Change in net assets	(5,957,064)	(22,465,037)	141,310	6,290,642

Net Assets:
Beginning of year	49,545,848	72,010,885	33,517,623	27,226,981

End of year	$43,588,784	$49,545,848	$33,658,933	$33,517,623

Undistributed net investment income	—	1	—	5,250

Share Transactions:
Shares issued	268,329	325,477	468,941	657,036
Shares reinvested	7,073	1,702	22,364	7,725
Shares redeemed	(876,070)	(2,461,789)	(568,966)	(481,387)

Change in shares	(600,668)	(2,134,610)	(77,661)	183,374

See Accompanying Notes to Financial Statements.

ANNUAL REPORT
First Focus FundsSM
Statements of Changes in Net Assets

			Growth
	Core Equity		Opportunities
	Fund		Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2007	2006	2007	2006

Operations:
Net investment income (loss)	$1,094,754	$905,309	$(107,106)	$(409,083)
Net realized gains on investments	14,261,815	8,896,852	5,128,963	10,106,795
Change in unrealized appreciation/depreciation on investments	(2,446,759)	1,360,585	(1,732,256)	3,685,116

Change in net assets resulting from operations	12,909,810	11,162,746	3,289,601	13,382,828

Dividends to Shareholders:
From net investment income	(1,112,221)	(951,622)	(380)	—
From net realized gains on investments	(13,021,417)	(8,070,175)	(7,577,192)	(7,915,754)

Change in net assets from dividends to shareholders	(14,133,638)	(9,021,797)	(7,577,572)	(7,915,754)

Capital Transactions:
Proceeds from shares issued	18,507,101	14,907,293	19,037,862	14,371,350
Proceeds from dividends reinvested	10,363,259	4,527,047	5,357,008	4,347,191
Cost of shares redeemed	(20,454,231)	(26,051,462)	(19,797,167)	(32,345,446)

Change in net assets from capital transactions	8,416,129	(6,617,122)	4,597,703	(13,626,905)

Change in net assets	7,192,301	(4,476,173)	309,732	(8,159,831)

Net Assets:
Beginning of year	101,387,391	105,863,564	70,210,811	78,370,642

End of year	$108,579,692	$101,387,391	$70,520,543	$70,210,811

Undistributed net investment income	—	10,177	—	—

Share Transactions:
Shares issued	1,732,394	1,441,420	1,219,478	929,369
Shares reinvested	1,006,164	450,903	364,919	292,740
Shares redeemed	(1,930,898)	(2,506,996)	(1,302,054)	(2,092,392)

Change in shares	807,660	(614,673)	282,343	(870,283)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Small
	Company		International
	Fund		Equity Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2007	2006	2007	2006

Operations:
Net investment income	$176,296	$126,513	$647,222	$333,790
Net realized gains on investments and foreign currency transactions	6,739,768	3,504,914	4,015,973	2,732,317
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,583,241)	4,509,232	7,300,233	8,552,500

Change in net assets resulting from operations	4,332,823	8,140,659	11,963,428	11,618,607

Dividends to Shareholders:
From net investment income	(238,951)	(129,526)	(797,095)	(290,952)
From net realized gains on investments	(5,145,989)	(1,777,046)	(2,973,111)	(3,491,638)

Change in net assets from dividends to shareholders	(5,384,940)	(1,906,572)	(3,770,206)	(3,782,590)

Capital Transactions:
Proceeds from shares issued	11,215,015	7,258,043	34,738,051	14,160,267
Proceeds from dividends reinvested	3,619,364	1,010,135	2,676,051	1,786,287
Cost of shares redeemed	(16,401,903)	(11,746,121)	(11,206,404)	(4,594,206)

Change in net assets from capital transactions	(1,567,524)	(3,477,943)	26,207,698	11,352,348

Change in net assets	(2,619,641)	2,756,144	34,400,920	19,188,365

Net Assets:
Beginning of year	48,464,788	45,708,644	51,495,162	32,306,797

End of year	$45,845,147	$48,464,788	$85,896,082	$51,495,162

Undistributed (distributions in excess of) net investment income	(5,899)	5,494	15,821	130,660

Share Transactions:
Shares issued	570,893	396,392	2,429,275	1,162,746
Shares reinvested	190,482	54,130	182,648	149,106
Shares redeemed	(819,955)	(643,002)	(783,888)	(376,923)

Change in shares	(58,580)	(192,480)	1,828,035	934,929

See Accompanying Notes to Financial Statements.

ANNUAL REPORT
First Focus FundsSM
Financial Highlights
For a Share Outstanding

				Dividends to
		Investment Activities		Shareholders from:				Ratios/Supplemental Data
			Net Realized							Net
			and			Net		Net		Investment
	Net Asset		Unrealized			Asset		Assets,	Expenses	Income to	Expenses
	Value,	Net	Gains	Net	Net Realized	Value,	Total	End of	to Average	Average	to Average
	Beginning	Investment	(Losses) on	Investment	Gains on	End of	Return	Period	Net	Net	Net	Portfolio
	of Period	Income	Investments	Income	Investments	Period	(a)	(000’s)	Assets (b)	Assets (b)	Assets* (b)	Turnover

Short-Intermediate Bond Fund
For the Year Ended March 31,
2007	$9.35	$0.35 (d)	$0.11	$(0.41)	$—	$9.40	5.07%	$47,306	0.89%	3.78%	1.13%	70%
2006	9.58	0.27	(0.09)	(0.41)	—	9.35	1.95	60,992	0.84	3.11	0.98	41
2005	10.09	0.30	(0.40)	(0.41)	—	9.58	(0.94)	67,666	0.87	2.92	1.01	73
2004	10.13	0.35	0.07	(0.46)	—	10.09	4.25	66,563	0.75	3.14	0.98	74
2003	9.59	0.39	0.63	(0.48)	—	10.13	10.87	56,064	0.76	4.06	1.04	70

Income Fund
For the Year Ended March 31,
2007	$9.52	$0.40	$0.12	$(0.41)	$—	$9.63	5.66%	$64,946	0.98%	4.21%	1.19%	77%
2006	9.79	0.35	(0.21)	(0.41)	—	9.52	1.38	54,045	1.02	3.70	1.09	85
2005	10.19	0.33	(0.32)	(0.41)	—	9.79	0.13	67,645	1.04	3.60	1.11	52
2004	10.27	0.35	0.07	(0.45)	(0.05)	10.19	4.25	95,321	0.89	3.27	1.08	103
2003	9.81	0.55	0.49	(0.57)	(0.01)	10.27	10.79	75,111	0.89	4.47	1.14	82

Nebraska Tax-Free Fund
For the Year Ended March 31,
2007	$9.64	$0.31	$0.03	$(0.31)	$(0.07)	$9.60	3.60%	$43,589	1.03%	3.25%	1.32%	4%
2006	9.90	0.33	(0.16)	(0.33)	(0.10)	9.64	1.72	49,546	0.96	3.38	1.15	8
2005	10.25	0.34	(0.25)	(0.34)	(0.10)	9.90	0.88	72,011	1.00	3.41	1.19	5
2004	10.22	0.36	0.07	(0.36)	(0.04)	10.25	4.31	84,487	0.90	3.54	1.15	9
2003	9.81	0.38	0.50	(0.38)	(0.09)	10.22	9.03	95,181	0.90	3.71	1.18	12

Balanced Fund
For the Year Ended March 31,
2007	$14.14	$0.12	$0.57	$(0.12)	$(0.02)	$14.69	4.83%	$33,659	1.33%	0.84%	1.45%	60%
2006	12.45	0.05	1.69	(0.05)	—	14.14	13.96	33,518	1.35	0.35	1.35	44
2005	11.62	0.08	0.83	(0.08)	—	12.45	7.83	27,227	0.99	0.62	1.38	72
2004	9.02	0.08	2.60	(0.08)	—	11.62	29.80	28,088	1.07	0.81	1.33	74
2003	9.95	0.10	(0.92)	(0.11)	—	9.02	(8.19)	13,484	1.35	1.16	1.53	57
See Accompanying Notes to Financial Statements.

Financial Highlights
For a Share Outstanding

				Dividends to
		Investment Activities		Shareholders from:			Ratios/Supplemental Data
			Net Realized
			and								Net
			Unrealized								Investment
			Gains		Net Realized	Net				Expenses	Income
	Net Asset	Net	(Losses) on		Gains on	Asset			Net Assets,	to	(Loss) to	Expenses
	Value,	Investment	Investments	Net	Investments	Value,			End of	Average	Average	to Average
	Beginning	Income	and Foreign	Investment	and Foreign	End of	Total		Period	Net	Net	Net	Portfolio
	of Period	(Loss)	Currency	Income	Currency	Period	Return(a)		(000’s)	Assets(b)	Assets(b)	Assets*(b)	Turnover

Core Equity Fund
For the Year Ended March 31,
2007	$10.45	$0.11	$1.24	$(0.11)	$(1.36)	$10.33	13.09%		$108,580	1.22%	1.06%	1.32%	36%
2006	10.26	0.09	1.04	(0.10)	(0.84)	10.45	11.43		101,387	1.20	0.88	1.20	18
2005	9.67	0.09	0.96	(0.09)	(0.37)	10.26	11.00		105,864	1.23	0.90	1.23	11
2004	7.51	0.09	2.16	(0.09)	—	9.67	30.11		114,746	1.11	1.05	1.19	10
2003	9.89	0.09	(2.32)	(0.09)	(0.06)	7.51	(22.64)		95,000	1.12	1.08	1.25	13

Growth Opportunities Fund
For the Year Ended March 31,
2007	$16.12	$(0.02)	$0.81	$—	$(1.70)	$15.21	5.31%		$70,521	1.26%	(0.15%)	1.37%	51%
2006	15.00	(0.09)	2.95	—	(1.74)	16.12	20.03		70,211	1.24	(0.56)	1.24	28
2005	13.64	(0.06)	1.42	—	—	15.00	9.97		78,371	0.99	(0.42)	1.25	47
2004	9.53	(0.05)	4.16	—	—	13.64	43.14		73,899	1.01	(0.44)	1.10	55
2003	12.10	(0.04)	(2.53)	—	—	9.53	(21.24)		45,622	1.08	(0.43)	1.26	62

Small Company Fund
For the Year Ended March 31,
2007	$20.08	$0.08	$1.77	$(0.10)	$(2.36)	$19.47	9.56%		$45,845	1.38%	0.41%	1.48%	31%
2006	17.54	0.05	3.27	(0.05)	(0.73)	20.08	19.29		48,465	1.36	0.28	1.36	15
2005	17.18	0.02	0.50	(0.02)	(0.14)	17.54	3.00		45,709	1.39	0.13	1.39	6
2004	12.38	0.07	4.80	(0.07)	—	17.18	39.47		41,641	1.12	0.47	1.38	15
2003	14.79	0.07	(2.41)	(0.07)	—	12.38	(15.81)		26,478	1.20	0.60	1.63	11

International Equity Fund
For the Year Ended March 31,
2007	$13.48	$0.12	$2.36	$(0.15)	$(0.60)	$15.21	18.70%		$85,896	1.44%	0.97%	1.65%	49%
2006	11.20	0.09	3.36	(0.09)	(1.08)	13.48	32.12		51,495	1.51	0.85	1.61	51
2005	11.23	0.05	0.83	(0.03)	(0.88)	11.20	7.96		32,307	1.59	0.59	1.69	145
2004	7.44	0.06	3.77	(0.04)	—	11.23	51.48		23,486	1.51	0.58	1.66	103
2003(c)	10.00	0.03 (d)	(2.59)	—	—	7.44	(25.60	) (e)	11,496	1.61 (e)	0.52 (e)	2.21	37

*	Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Commenced operations on May 30, 2002.

(d)	Per share data calculated using average share method.

(e)	Net voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01% and 0.12% respectively.
See Accompanying Notes to Financial Statements.

ANNUAL REPORT
FIRST FOCUS FUNDSSM
Notes to Financial Statements
March 31, 2007
1. Organization
First Focus Funds, Inc. (the “Company”) was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series. The Company consists of 8 series, the Short-Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (individually referred to as a “Fund” and collectively as the “Funds”). Each series represents a distinct portfolio with its own investment objectives and policies.
The Company is authorized to issue a total of 1,000,000,000 shares. All Funds presently offer Institutional Class shares without a sales charge.
Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Security Valuation
The net asset value per share of each Fund is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Fund’s net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing a Fund’s assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term investments) are valued at prices furnished by a pricing service and are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Each Fund’s respective investment adviser, FNB Fund Advisers (“FNB”) or Tributary Capital Management (“Tributary”), collectively, the “Advisers”, both divisions of First National Bank of Omaha (“First National”), is responsible for this review and determination process. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management using methods approved by the Board of Directors. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. The International Equity Fund has engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund’s net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Directors. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index.
In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.
New Accounting Pronouncements
On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for the Uncertainty of Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not believe it will impact the Funds’ financial statements.
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
Securities Transactions and Investment Income
Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, security transactions are reported on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities, and on foreign currency transactions, are determined by comparing the identified cost of the security lot sold with the net sale proceeds.
Risk Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the

Notes to Financial Statements (CONTINUED)
March 31, 2007
possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those securities.
Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
Forward Foreign Currency Exchange Contracts
The International Fund (the “Fund”) may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.
Foreign Currency Translation
The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(I)	fair value of investment securities, other assets and liabilities at the current rate of exchange

(II)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.
Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim benefits of such treaties. If the value of more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.
Loans of Portfolio Securities
The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with State Street Bank (“SSB”). Each Fund will limit its securities lending activity to 33 1/3 % of its total assets. Securities loans made pursuant to the Lending Agreement must maintain loan collateral with SSB at all times in an amount equal to no less than 100% of the current fair value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the fair value of the loaned securities plus the accrued interest on debt securities. SSB shall, in accordance with SSB’s reasonable and customary practices, mark loaned securities and collateral to their fair value each business day based upon the fair value of the collateral and the loaned securities at the close of business employing the most recently available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the fair value of the loaned securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement.
According to the terms of the lending agreement, each Fund retains 70% of the income generated from the lending of its securities, of which a portion is allocated to First National Bank (“First National”), and SSB retains 30% of the respective securities lending income. For the fiscal period, First National received $9,601 for their lending services as custodian. “Income from securities lending” as presented on the Statement of Operations is shown net of income received by FNB. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received can not be sold or re-pledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Funds in accordance with the Lending Agreement.
In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.
The value of loaned securities and related collateral outstanding at March 31, 2007 was as follows:

	Value of	Value of
Fund	Cash Collateral	Securities Loaned

Short-Intermediate Bond Fund	$11,818,744	$11,580,376
Income Fund	15,060,206	14,756,297
Balanced Fund	9,130,416	8,929,118
Core Equity Fund	5,178,478	5,056,949
Growth Opportunities Fund	16,215,195	15,848,552
Small Company Fund	12,159,850	11,857,915
Cash collateral received for securities on loan was invested in the Securities Lending Quality Trust, an unregistered New Hampshire Trust (the “Trust”). The Trust is a pool of assets comprised of certificates of deposit, asset-backed securities, corporate bonds, bank notes, repurchase agreements, commercial paper, U.S. Government Agencies, deposit notes, time deposits and asset-backed commercial paper. The value of the investment in the Securities Lending Quality Trust at March 31, 2007 was as follows:

Fund	Fair Value

Short-Intermediate Bond Fund	$11,818,744
Income Fund	15,060,206
Balanced Fund	9,130,416
Core Equity Fund	5,178,478
Growth Opportunities Fund	16,215,195
Small Company Fund	12,159,850
Allocation of Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or some other reasonable method.

ANNUAL REPORT
FIRST FOCUS FUNDSSM
Notes to Financial Statements (continued)
 March 31, 2007
Distributions to Shareholders
The Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds declare dividends of net investment income daily and pay them monthly. The Core Equity and Small Company Funds declare and pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.
3. Related Party Transactions
The Funds have agreements with the respective Advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Core Equity Fund, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; and to Tributary 0.75% for the Balanced and Growth Opportunities Funds.
KBC Asset Management International Ltd. (“KBCAM”), a subsidiary of KBCAM Limited, serves as the investment sub-advisor to the International Equity Fund. Under the terms of this agreement, FNB pays to KBCAM a monthly fee of 0.50% of the average daily net assets of the International Equity Fund.
First National serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. First National, as custodian, receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund’s average daily net assets. In addition, First National received $9,601 related to securities lending activities performed on behalf of the Funds. The securities lending income, on the Statements of Operations, is listed net of these amounts. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid monthly, at an annual rate of 0.065% of the Fund’s average daily net assets, subject to a minimum fee of $15,000 annually.
First National also serves as the Funds’ Transfer Agent. They receive a transaction-based fee in addition to some out of pocket compensation from each of the Funds for their services. DST Systems, Inc., is the sub-transfer agent, whose functions include disbursing dividends and other distributions.
From April 1, 2006 – September 30, 2006, BISYS Fund Services, Ohio, Inc. (“BISYS”) acted as Administrator for each of the Funds. As compensation for its administrative and accounting services, BISYS was entitled to a fee, computed daily and paid monthly, at an annual rate of 0.15% of the Company’s average daily net assets for the first $600,000,000, 0.13% for $600,000,000 to $800,000,0000 and 0.11% over $800,000,000 subject to an aggregate minimum fee of $240,000 for all Funds.
Effective October 1, 2006, BISYS and First National act as Co-Administrators of the Funds. As compensation for its administrative services, each Co-Administrator is entitled to a fee, calculated daily and paid monthly computed off of each Company’s average net assets. First National receives 0.07% of the Company’s average daily net assets. BISYS receives a fee based off the Company’s first $600,000,000 in the amount of 0.08%, 0.06% for $600,000,000 to $800,000,000 and 0.04% over $800,000,000 subject to an aggregate minimum fee of $240,000 for all Funds. BISYS also serves as fund accountant, and as such, is entitled to certain out-of-pocket expenses.
Under a Compliance Services Agreement between the Funds and BISYS (the “Agreement”), BISYS makes an employee available to serve as the Funds’ AML Compliance Officer and Chief Compliance Officer (the “CCO”). Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS $78,922 for the year ended March 31, 2007, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.
The Advisers, sub-advisor and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These voluntary waivers may be terminated at any time. The Advisers, sub-advisor and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reductions.
BISYS Fund Services Limited Partnership (the “Distributor”) acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.
The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the Advisers, their correspondent and affiliated banks and the Administrator (each a “Service Organization”). Such Service Organizations agree to provide certain administerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of that Fund. The Funds’ agreement with First National sets that Shareholder Servicing Agent’s service fee at the annual rate of 0.10% (for the period April 1, 2006 – July 31, 2006) and 0.25% (effective August 1, 2006) of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement. The amounts charged to the Funds and paid to First National for Shareholder service fees are reported within the Statements of Operations.
4. Investment Transactions
The aggregate purchases and sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year form acquisition), for the year ended March 31, 2007 were as follows:

	Purchases	Sales

Short-Intermediate Bond Fund	$16,822,139	$24,448,106
Income Fund	25,101,873	15,680,846
Nebraska Tax-Free Fund	1,919,236	8,670,469
Balanced Fund	11,972,381	16,622,657
Core Equity Fund	36,703,026	44,707,349
Growth Opportunities Fund	34,596,400	45,957,888
Small Company Fund	14,314,980	22,197,804
International Equity Fund	55,754,053	32,559,752
The aggregate purchases and sales of long-term U.S. Government securities for the year ended March 31, 2007 were as follows:

	Purchases	Sales

Short-Intermediate Bond Fund	$18,659,301	$22,248,749
Income Fund	30,563,119	29,955,008
Balanced Fund	3,239,531	3,880,312

Notes to Financial Statements (continued)
March 31, 2007
A restricted security is a security which has been purchased throught a private offering and cannot be resold to the general public without prior registration under Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered illiquid. At March 31, 2007, the Short-Intermediate Bond Fund, the Income Fund and the International Equity Fund held illiquid securities representing 1.9%, 0.9% and 0.4% of net assets, respectively. The illiquid, restricted securities held as of March 31, 2007 are identified below:

			Shares or
Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value

First Focus Short-Intermediate Bond Fund
Canal Pointe I LLC, 10.88%, 1/25/14	7/27/06	$900,000	$900,000	$900,000
First Focus Income Fund
Canal Pointe I LLC, 10.88%, 1/25/14	7/27/06	600,000	600,000	600,000
First Focus International Equity Fund
AGI Therapeutics Ltd.	2/20/06	230,642	150,634	358,140
5. Capital Share Transactions
The Company is authorized to issue a total of 1,000,000,000 shares of common stock in each series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company’s shares without shareholder approval.
6. Federal Income Taxes
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including and net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
At March 31, 2007, the cost, gross unrealized appreciation, gross unrealized depreciation on securities and net unrealized appreciation and depreciation for federal income tax purposes were as follows:

		Tax Unrealized	Tax Unrealized	Net Tax Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Short-Intermediate Bond Fund	$47,324,630	$292,498	$(691,528)	$(399,030)
Income Fund	64,403,913	407,791	(304,528)	103,263
Nebraska Tax-Free Fund	42,383,913	985,484	(181,083)	804,401
Balanced Fund	25,910,003	7,630,450	(31,655)	7,598,795
Core Equity Fund	77,202,781	30,986,710	(808,495)	30,178,215
Growth Opportunties Fund	45,565,758	24,930,548	—	24,930,548
Small Company Fund	33,192,880	13,566,701	(1,241,375)	12,325,326
International Equity Fund	67,321,670	19,005,170	(995,902)	18,009,268
As of March 31, 2007, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

		Undistributed net realized gains/
	Undistributed (distributions in excess	(losses) on investments and foreign
	of) net investment income	currency transactions

Short-Intermediate Bond Fund	$1,081,162	$(1,081,162)
Income Fund	112,230	(112,230)
Balanced Fund	(2,323)	(1)
Core Equity Fund	7,290	(7,290)
Growth Opportunities Fund	107,486	(107,486)
Small Company Fund	51,262	(51,262)
International Equity Fund	35,034	(35,033)

ANNUAL REPORT
First Focus FundsSM
Notes To Financial Statements (CONTINUED)
March 31, 2007
As of March 31, 2007, the components of Accumulated Earning (Deficit) on a tax basis were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax-Exempt	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Income	Capital Gains	Earnings	Payable*	Other Losses	(Depreciation)	(Deficit)

Short-Intermediate Bond Fund	$—	$243,379	$—	$243,379	$(177,415)	$(3,636,672)	$(399,030)	$(3,969,738)
Income Fund	—	374,421	—	374,421	(254,510)	(2,457,110)	103,263	(2,233,936)
Nebraska Tax-Free Fund	120,355	4,330	26,255	150,940	(120,354)	—	804,401	834,987
Balanced Fund	—	192,140	914,161	1,106,301	—	—	7,598,795	8,705,096
Core Equity Fund	—	307,136	5,431,964	5,739,100	—	—	30,178,215	35,917,315
Growth Opportunities Fund	—	355,532	1,898,033	2,253,565	—	—	24,930,548	27,184,113
Small Company Fund	—	102,795	3,379,336	3,482,131	—	—	12,325,326	15,807,457
International Equity Fund	—	1,461,649	1,594,041	3,055,690	—	—	18,012,492	21,068,182

*	Dividends payable may differ from the amount reported in the Statements of Assets and Liabilities because dividends reinvested on March 31, 2007 are booked as capital for financial reporting purposes but are reflected as a payable for tax purposes.
The tax character of dividends and distributions paid during the years ended March 31, 2007 and 2006 were as follows:

	Distributions Paid From
	Ordinary Income		Net Long Term Capital Gains		Tax-Exempt Distributions		Total Distributions Paid*
	2007	2006	2007	2006	2007	2006	2007	2006

Short-Intermediate Bond Fund	$2,334,527	$2,869,908	$—	$—	$—	$—	$2,334,527	$2,869,908
Income Fund	2,406,071	2,651,736	—	—	—	—	2,406,071	2,651,736
Nebraska Tax-Free Fund	7,259	11,662	314,917	555,524	1,505,155	2,131,894	1,827,331	2,699,080
Balanced Fund	279,134	105,322	40,715	—	—	—	319,849	105,322
Core Equity Fund	1,126,246	1,290,040	13,007,392	7,731,757	—	—	14,133,638	9,021,797
Growth Opportunities Fund	834,237	—	6,743,335	7,915,754	—	—	7,577,572	7,915,754
Small Company Fund	515,399	343,893	4,869,541	1,562,679	—	—	5,384,940	1,906,572
International Equity Fund	2,456,853	2,606,629	1,313,353	1,175,961	—	—	3,770,206	3,782,590

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
Under current tax law, certain capital losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following year. For the period ended March 31, 2007 the Funds deferred to April 1, 2007 post October capital losses of:

Post-October Losses

Short-Intermediate Bond Fund	$524,914
Income Fund	58,400
As of March 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains throughout the indicated expiration dates. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	2010	2011	2012	2013	2014	2015	Total

Short-Intermediate Bond Fund	$—	$449,594	$—	$324,830	$743,510	$1,593,824	$3,111,758
Income Fund	316,978	—	140,465	232,436	813,966	894,865	2,398,710

Notes to Financial Statements (CONTINUED)
March 31, 2007
7. Concentration of Credit Risk
The Nebraska Tax-Free Fund concentrates its investments in a single state and therefore has more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.
The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.
8. Regulatory Matters
First National Bank of Omaha is currently involved in an SEC examination related to past payment of certain marketing and other expenses. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this examination.
9. Subsequent Events
On May 2, 2007 The BISYS Group, Inc., the ultimate parent company of BISYS Fund Services, the Funds’ fund accountant, distributor and co-administrator, announced that it has entered into an agreement under which Citigroup would acquire all of its outstanding shares. The transaction is expected to close in the second half of 2007 and is subject to BISYS Group, Inc. shareholder approval and to regulatory approvals in the United States, Ireland and Bermuda.
The Board of Directors has established The First Focus Large Cap Growth Fund and approved the engagement of Riverbridge Partners LLC to provide portfolio management services to that Fund. It is anticipated that the Portfolio will commence operations on or about July 2, 2007.

ANNUAL REPORT
First Focus FundsSM
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
First Focus Funds, Inc.:
We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc.- Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments as of March 31, 2007, and the related statements of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2007, the results of their operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Columbus, Ohio
May 29, 2007

Additional Fund Information (unaudited)
 March 31, 2007
Proxy Voting Policy
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-662-4203 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Holdings
Portfolio holdings statements for the Funds for the quarters ended December 31 and June 30, are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
Other Federal Income Tax Information
During the fiscal year ended March 31, 2007, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains

Nebraska Tax-Free fund	$314,917
Balanced Fund	40,715
Core Equity Fund	13,007,392
Growth Opportunities Fund	6,743,335
Small Company Fund	4,869,541
International Equity Fund	1,313,353
During the fiscal year ended March 31, 2007, the Nebraska Tax-Free Fund declared tax-exempt distributions in the amount of $1,505,155.
For the year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.
For the year ended March 31, 2007, the following Funds paid qualified dividend income of:

Qualified Dividend Income

Core Equity Fund	1,933,908
Growth Opportunities Fund	325,444
Small Company Fund	420,696
International Equity Fund	1,246,714
The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2007 are as follows:

	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$0.14	$0.02
The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2006. These shareholders will receive more detailed information along with their 2007 Form 1099-DIV.
The Funds designates the following percentage of distributions eligible for the dividends received deduction for corporations:

Amount

Core Equity Fund	100.00%
Growth Opportunities Fund	42.17%
Small Company Fund	100.00%

ANNUAL REPORT
First Focus FundsSM
Additional Fund Information (UNAUDITED)(CONTINUED)
March 31, 2007
Table of Shareholder Expenses
As a shareholder of the First Focus Funds, you incur ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the First Focus Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Short-Intermediate Bond Fund	$1,000.00	$1,022.30	$4.59	0.91%
Income Fund	1,000.00	1,022.80	4.64	0.92%
Nebrask Tax-Free Fund	1,000.00	1,011.80	5.17	1.03%
Balanced Fund	1,000.00	1,067.20	6.85	1.33%
Core Equity Fund	1,000.00	1,069.20	6.24	1.21%
Growth Opportunities Fund	1,000.00	1,083.30	6.54	1.26%
Small Company Fund	1,000.00	1,102.30	7.23	1.38%
International Equity Fund	1,000.00	1,143.70	7.59	1.42%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	10/1/06	3/31/07	10/1/06 - 3/31/07	10/1/06 - 3/31/07

Short-Intermediate Bond Fund	$1,000.00	$1,020.39	$4.58	0.91%
Income Fund	1,000.00	1,020.34	4.63	0.92%
Nebrask Tax-Free Fund	1,000.00	1,019.80	5.19	1.03%
Balanced Fund	1,000.00	1,018.30	6.69	1.33%
Core Equity Fund	1,000.00	1,018.90	6.09	1.21%
Growth Opportunities Fund	1,000.00	1,018.65	6.34	1.26%
Small Company Fund	1,000.00	1,018.05	6.94	1.38%
International Equity Fund	1,000.00	1,017.85	7.14	1.42%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Directors and Officers
March 31, 2007

	Position(s) Held	Length of Time
Name, Address, and Age	with the Company	Served	Principal Occupation(s) During Past 5 Years

INTERESTED DIRECTORS*

Julie Den Herder 205 Oak Street Fort Collins, CO 80522 Age: 45	Director	Since 2004	Chief Financial Officer of First National Bank of Fort Collins, since August 2006; Vice President and Director of Shared Financial Services, First National Bank of Omaha, from November 2001 to August 2006; Director of Shared Services, Interpublic Group, July 1999 to November 2001. No other directorships.

INDEPENDENT DIRECTORS

Robert A. Reed 2600 Dodge Street Omaha, NE 68131 Age: 66	Director	Since 1994	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974-present). No other directorships

Gary D. Parker 1620 Dodge Street Stop 1060 Omaha, NE 68102 Age: 61	Director	Since 2004	Retired; President, Chief Executive Officer and Chairman, Lindsay Manufacturing Co., a publicly owned manufacturer of farm irrigation systems, for more than five years. No other directorships of public companies.

OTHER EXECUTIVE OFFICERS

Trent M. Statczar 3435 Stelzer Road Columbus, OH 43219 Age: 35	Treasurer	Since October, 2003	Vice President of Financial Services, BISYS Fund Services (1993 – present)

Mark E. Tuttle 3435 Stelzer Road Columbus, OH 43219 Age: 37	Secretary	Since November, 2006	Assistant Counsel, BISYS Fund Services (May 2006 – present); Compliance Manager, BISYS Fund Services (January 2005 to May 2006); Sole Practitioner, Mark E. Tuttle Attorney at Law (June 2004 to January 2005); Paralegal, John Hancock Financial Services, Inc. (2000-2004)

*	As defined in the 1940 Act. Ms. Den Herder is an interested Director because she is an officer of First National Bank of Omaha, the parent of FNB Fund Advisors, an investment advisor of the Fund.

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Investment Adviser
FNB Fund Advisers First National Bank 1620 Dodge Street, Stop 1075 Omaha, Nebraska 68197 Tributary Capital Management First National Bank P.O. Box 555 Fort Collins, Colorado 80522
Investment Sub-Adviser
(International Equity Fund only) KBC Asset Management International Ltd. Joshua Dawson House Dawson Street Dublin 2, Ireland
Custodian
First National Bank 1620 Dodge Street, Stop 1075 Omaha, Nebraska 68197 The Northern Trust Company (International Equity Fund only) 50 South LaSalle Street Chicago, Illinois 60675
Administrator
BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, Ohio 43219
Distributor
BISYS Fund Services LP 3435 Stelzer Road Columbus, Ohio 43219
Legal Counsel
Blackwell Sanders Peper Martin LLP 1620 Dodge Street, Suite 2100 Omaha, Nebraska 68102
Independent Registered Public Accounting Firm
KPMG LLP 191 W. Nationwide Blvd., Suite 500 Columbus, Ohio 43215
This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.
For more information call 1-800-662-4203 or write to:
First Focus Funds Service Center P.O. Box 219022 Kansas City, Missouri 64121-9022

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s Board of Directors has determined that the registrant has no Audit Committee financial expert serving on its Audit Committee.
3(a)(2) Not Applicable.
3(a)(3) The registrant’s Board of Trustees has determined that the registrant does not have an “Audit Committee financial expert” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implemented Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)) serving on its Audit Committee. The registrant’s board believes that, notwithstanding the absence of any one person meeting all required elements of the definition of “Audit Committee financial expert”, the registrant’s Audit Committee collectively possesses the knowledge and experience necessary to execute all of the Audit Committee’s functions, duties and powers. All members of the registrant’s Audit Committee are “independent” (as defined by applicable regulations).

Item 4. Principal Accountant Fees and Services.
Describe the nature of the fees listed below.

	2007	2006
	Current Year	Previous Year
Audit Fees	$92,400	$88,000
Audit-Related Fees	29,200	29,000
Tax Fees	28,000	30,000
All Other Fees	0	0
Audit-related fees are in relation to 17f-2 filings. Tax fees are in relation to completion of the Funds’ tax returns.
The Audit Committee (the “Committee”) shall review, consider, and pre-approve the engagement of all auditors to certify the Funds’ financial statements (an “audit engagement”). The Committee must report to the Board of Directors of the Funds (the “Board”) regarding its approval of all audit engagements.
Fund management may request pre-approval of, and the Committee, or a member of the Committee designated by the Committee (a “designated member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the Funds and/or to the Funds’ investment adviser and to affiliates of the Funds’ investment adviser that provide ongoing services to the Funds (the “service affiliates”), on a project-by-project basis. The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any service affiliate during the period of such auditor’s audit engagement. Any action by the designated member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at the Audit Committee’s next scheduled meeting.

(e)	2006	0%
	2007	0%
(f) Not applicable

(g)	2006	$59,000
	2007	$73,200
(h) Yes, the registrant’s Audit Committee of the Board of Directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes in the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) First Focus Funds, Inc.

By (Signature and Title)*	/s/ Trent Statczar

Trent Statczar, Treasurer
Date June 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczar

Trent Statczar, Treasurer
Date June 8, 2007

By (Signature and Title)*	/s/ Julie Den Herder

Julie Den Herder, President
Date June 8, 2007

*	Print the name and title of each signing officer under his or her signature.